Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Dear Investor,

You will note that we have added a new metric to provide additional transparency into our financial trends.

In the U.S. Mortgage Insurance segment, we provided a disclosure for estimated savings for loss mitigation activities. This information can be found on page 49.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Alicia Charity

Senior Vice President

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) in accordance with GAAP, we believe that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income (loss) determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. The table on page 8 of this report reflects net operating income (loss) as determined in accordance with the Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income (loss) for the three and six months ended June 30, 2009 and 2008. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 69 through 72 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross and net flows, which represent gross flows less redemptions, for our wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for lifestyle protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our wealth management business, insurance in-force and risk in-force. Assets under management for our wealth management business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. We consider assets under management for our wealth management business, insurance in-force and risk in-force to be measures of our operating performance because they represent measures of the size of our business at a specific date, rather than measures of our revenues or profitability during that period.

This financial supplement also includes a metric related to estimated savings for loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions, the estimated savings represent the reduction in carried loss reserve. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this metric helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2009		2008
	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income (loss)	$11,839	$11,527	$11,988	$12,317	$12,616	$12,760
Total accumulated other comprehensive income (loss)	(1,869)	(3,298)	(3,062)	(1,819)	(271)	(35)

Total stockholders’ equity	$9,970	$8,229	$8,926	$10,498	$12,345	$12,725

Book value per common share	$23.01	$19.00	$20.60	$24.24	$28.52	$29.41
Book value per common share, excluding accumulated other comprehensive income (loss)	$27.33	$26.61	$27.67	$28.44	$29.14	$29.49
Common shares outstanding as of balance sheet date	433.2	433.2	433.2	433.1	432.9	432.7

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
GAAP Basis ROE	-9.1%	-9.5%	-4.6%	-0.6%	4.1%
Operating ROE	0.3%	2.0%	3.8%	7.8%	9.0%

	Three months ended
Quarterly Average ROE	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
GAAP Basis ROE	-1.7%	-16.0%	-10.6%	-8.3%	-3.4%
Operating ROE	0.3%	0.5%	-6.8%	7.1%	6.7%

See page 69 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended June 30, 2009	Six months ended June 30, 2009
Weighted-average shares used in basic earnings (loss) per common share calculations	433.2	433.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	—

Weighted-average shares used in diluted earnings (loss) per common share calculations(1)	433.2	433.2

(1)

Under SFAS No. 128, Earnings per Share, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of our net loss for the three and six months ended June 30, 2009, the inclusion of 1.2 million and 0.6 million, respectively, of shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If we had not incurred a net loss for the three and six months ended June 30, 2009, dilutive potential common shares would have been 434.4 million and 433.8 million, respectively.

Second Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Income (Loss)

(amounts in millions)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
REVENUES:
Premiums	$1,502	$1,709	$3,004	$3,426
Net investment income	781	953	1,492	1,955
Net investment gains (losses)	(53)	(518)	(823)	(744)
Insurance and investment product fees and other	253	254	544	514

Total revenues	2,483	2,398	4,217	5,151

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,492	1,386	3,000	2,787
Interest credited	263	320	538	665
Acquisition and operating expenses, net of deferrals	456	551	897	1,079
Amortization of deferred acquisition costs and intangibles	212	209	459	412
Interest expense	114	110	210	222

Total benefits and expenses	2,537	2,576	5,104	5,165

LOSS BEFORE INCOME TAXES	(54)	(178)	(887)	(14)
Benefit for income taxes	(4)	(69)	(368)	(21)
Effective tax rate	7.4%	38.8%	41.5%	150.0%

NET INCOME (LOSS)	$(50)	$(109)	$(519)	$7

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended June 30,		Six months ended June 30,
		2009	2008	2009	2008
	Retirement and Protection:
	Wealth Management	$7	$11	$13	$23
	Retirement Income	13	13	(33)	49
	Institutional	6	5	31	16
	Life Insurance	58	87	96	152
	Long-Term Care	43	34	83	72

	Total Retirement and Protection	127	150	190	312
	International:
International Mortgage Insurance	— Canada	58	83	124	158
	—Australia	32	50	61	97
	— Other	(7)	1	(12)	1
	Lifestyle Protection Insurance	4	49	15	87

	Total International	87	183	188	343
	U.S. Mortgage Insurance	(134)	(59)	(269)	(95)
	Corporate and Other	(71)	(62)	(86)	(104)

	NET OPERATING INCOME	9	212	23	456

	ADJUSTMENT TO NET OPERATING INCOME:
	Net investment gains (losses), net of taxes and other adjustments(1)	(59)	(321)	(542)	(449)

	NET INCOME (LOSS)	$(50)	$(109)	$(519)	$7

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(0.11)	$(0.25)	$(1.20)	$0.02
	Diluted	$(0.11)	$(0.25)	$(1.20)	$0.02
	Net operating earnings per common share
	Basic	$0.02	$0.49	$0.05	$1.05
	Diluted	$0.02	$0.49	$0.05	$1.05
	Weighted-average shares outstanding
	Basic	433.2	432.9	433.2	433.3
	Diluted	433.2	432.9	433.2	434.8

(1)	See page 67 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,502	$1,502	$3,004	$1,616	$1,735	$1,709	$1,717	$6,777
Net investment income	781	711	1,492	857	918	953	1,002	3,730
Net investment gains (losses)	(53)	(770)	(823)	(149)	(816)	(518)	(226)	(1,709)
Insurance and investment product fees and other	253	291	544	305	331	254	260	1,150

Total revenues	2,483	1,734	4,217	2,629	2,168	2,398	2,753	9,948

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,492	1,508	3,000	1,522	1,497	1,386	1,401	5,806
Interest credited	263	275	538	309	319	320	345	1,293
Acquisition and operating expenses, net of deferrals	456	441	897	566	515	551	528	2,160
Amortization of deferred acquisition costs and intangibles	212	247	459	298	174	209	203	884
Goodwill impairment	—	—	—	243	34	—	—	277
Interest expense	114	96	210	123	125	110	112	470

Total benefits and expenses	2,537	2,567	5,104	3,061	2,664	2,576	2,589	10,890

INCOME (LOSS) BEFORE INCOME TAXES	(54)	(833)	(887)	(432)	(496)	(178)	164	(942)
Provision (benefit) for income taxes	(4)	(364)	(368)	(111)	(238)	(69)	48	(370)

NET INCOME (LOSS)	$(50)	$(469)	$(519)	$(321)	$(258)	$(109)	$116	$(572)

Earnings (Loss) Per Share Data:
Earnings (loss) per common share
Basic	$(0.11)	$(1.08)	$(1.20)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Diluted	$(0.11)	$(1.08)	$(1.20)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
Weighted-average shares outstanding
Basic	433.2	433.2	433.2	433.1	433.1	432.9	433.6	433.2
Diluted	433.2	433.2	433.2	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2009			2008
		Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Retirement and Protection:
	Wealth Management	$7	$6	$13	$8	$12	$11	$12	$43
	Retirement Income	13	(46)	(33)	(310)	15	13	36	(246)
	Institutional	6	25	31	15	49	5	11	80
	Life Insurance	58	38	96	49	63	87	65	264
	Long-Term Care	43	40	83	49	39	34	38	160

	Total Retirement and Protection	127	63	190	(189)	178	150	162	301
	International:
International Mortgage Insurance	—Canada	58	66	124	67	80	83	75	305
	—Australia	32	29	61	40	48	50	47	185
	—Other	(7)	(5)	(12)	(8)	(2)	1	—	(9)
	Lifestyle Protection Insurance	4	11	15	25	40	49	38	152

	Total International	87	101	188	124	166	183	160	633
	U.S. Mortgage Insurance	(134)	(135)	(269)	(114)	(121)	(59)	(36)	(330)
	Corporate and Other	(71)	(15)	(86)	(28)	(3)	(62)	(42)	(135)

	NET OPERATING INCOME (LOSS)	9	14	23	(207)	220	212	244	469

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments	(59)	(483)	(542)	(89)	(478)	(321)	(128)	(1,016)
	Expenses related to reorganization, net of taxes	—	—	—	(25)	—	—	—	(25)

	NET INCOME (LOSS)	$(50)	$(469)	$(519)	$(321)	$(258)	$(109)	$116	$(572)

	Earnings (Loss) Per Share Data:
	Earnings (loss) per common share
	Basic	$(0.11)	$(1.08)	$(1.20)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Diluted	$(0.11)	$(1.08)	$(1.20)	$(0.74)	$(0.60)	$(0.25)	$0.27	$(1.32)
	Net operating earnings (loss) per common share
	Basic	$0.02	$0.03	$0.05	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Diluted	$0.02	$0.03	$0.05	$(0.48)	$0.51	$0.49	$0.56	$1.08
	Weighted-average shares outstanding
	Basic	433.2	433.2	433.2	433.1	433.1	432.9	433.6	433.2
	Diluted	433.2	433.2	433.2	433.1	433.1	432.9	436.8	433.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2009	March 31, 2009	December 31, 2008(1)	September 30, 2008	June 30, 2008
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$44,322	$41,319	$42,871	$48,724	$51,887
Equity securities available-for-sale, at fair value	252	221	234	309	409
Commercial mortgage loans	7,872	8,023	8,262	8,447	8,573
Policy loans	2,087	1,842	1,834	1,822	1,806
Other invested assets	5,305	6,080	7,411	4,913	4,614

Total investments	59,838	57,485	60,612	64,215	67,289
Cash and cash equivalents	5,374	7,064	7,328	5,102	5,861
Accrued investment income	639	821	736	794	679
Deferred acquisition costs	7,591	7,716	7,786	7,681	7,530
Intangible assets	1,079	1,142	1,147	1,068	991
Goodwill	1,325	1,314	1,316	1,572	1,618
Reinsurance recoverable	17,412	17,398	17,212	16,763	16,571
Other assets	967	998	1,000	1,075	1,320
Deferred tax asset	996	1,631	1,037	194	—
Separate account assets	9,605	8,576	9,215	11,097	12,356

Total assets	$104,826	$104,145	$107,389	$109,561	$114,215

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2009	March 31, 2009	December 31, 2008(1)	September 30, 2008	June 30, 2008
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,016	$28,763	$28,533	$28,017	$27,529
Policyholder account balances	31,356	33,196	34,702	35,565	36,842
Liability for policy and contract claims	6,250	5,815	5,322	4,776	4,418
Unearned premiums	4,734	4,482	4,734	5,345	5,758
Other liabilities	5,787	6,316	6,860	6,200	6,093
Non-recourse funding obligations	3,443	3,443	3,455	3,455	3,455
Short-term borrowings	930	930	1,133	78	200
Long-term borrowings	3,484	4,131	4,261	4,530	4,531
Deferred tax liability	251	264	248	—	688
Separate account liabilities	9,605	8,576	9,215	11,097	12,356

Total liabilities	94,856	95,916	98,463	99,063	101,870

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,492	11,485	11,477	11,484	11,482

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	(2,748)	(4,095)	(4,038)	(2,963)	(1,723)
Net unrealized gains (losses) on other-than-temporarily impaired securities	(275)	—	—	—	—

Net unrealized investment gains (losses)	(3,023)	(4,095)	(4,038)	(2,963)	(1,723)

Derivatives qualifying as hedges	948	1,061	1,161	761	548
Foreign currency translation and other adjustments	206	(264)	(185)	383	904

Total accumulated other comprehensive income (loss)	(1,869)	(3,298)	(3,062)	(1,819)	(271)
Retained earnings	3,046	2,741	3,210	3,532	3,833
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total stockholders’ equity	9,970	8,229	8,926	10,498	12,345

Total liabilities and stockholders’ equity	$104,826	$104,145	$107,389	$109,561	$114,215

(1)	The amounts previously presented as of December 31, 2008 have been revised to conform to the amounts published in the Form 10-K filed on March 2, 2009.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2009
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$50,761	$9,855	$3,287	$1,948	$65,851
Deferred acquisition costs and intangible assets	8,972	931	34	58	9,995
Reinsurance recoverable	16,596	123	693	—	17,412
Deferred tax and other assets	393	321	422	827	1,963
Separate account assets	9,605	—	—	—	9,605

Total assets	$86,327	$11,230	$4,436	$2,833	$104,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$29,016	$—	$—	$—	$29,016
Policyholder account balances	31,335	21	—	—	31,356
Liability for policy and contract claims	3,222	764	2,264	—	6,250
Unearned premiums	540	4,079	115	—	4,734
Non-recourse funding obligations	3,543	—	—	(100)	3,443
Deferred tax and other liabilities	2,297	1,471	130	2,140	6,038
Borrowing and capital securities	—	—	—	4,414	4,414
Separate account liabilities	9,605	—	—	—	9,605

Total liabilities	79,558	6,335	2,509	6,454	94,856

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,701	4,672	1,990	(3,524)	11,839
Allocated accumulated other comprehensive income (loss)	(1,932)	223	(63)	(97)	(1,869)

Total stockholders’ equity	6,769	4,895	1,927	(3,621)	9,970

Total liabilities and stockholders’ equity	$86,327	$11,230	$4,436	$2,833	$104,826

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2009
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$51,423	$8,749	$3,254	$1,944	$65,370
Deferred acquisition costs and intangible assets	9,196	883	33	60	10,172
Reinsurance recoverable	16,644	125	629	—	17,398
Deferred tax and other assets	970	311	376	972	2,629
Separate account assets	8,576	—	—	—	8,576

Total assets	$86,809	$10,068	$4,292	$2,976	$104,145

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$28,763	$—	$—	$—	$28,763
Policyholder account balances	33,177	19	—	—	33,196
Liability for policy and contract claims	3,137	648	2,028	2	5,815
Unearned premiums	536	3,827	119	—	4,482
Non-recourse funding obligations	3,543	—	—	(100)	3,443
Deferred tax and other liabilities	2,410	1,305	124	2,741	6,580
Borrowing and capital securities	—	—	—	5,061	5,061
Separate account liabilities	8,576	—	—	—	8,576

Total liabilities	80,142	5,799	2,271	7,704	95,916

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	9,288	4,579	2,125	(4,465)	11,527
Allocated accumulated other comprehensive income (loss)	(2,621)	(310)	(104)	(263)	(3,298)

Total stockholders’ equity	6,667	4,269	2,021	(4,728)	8,229

Total liabilities and stockholders’ equity	$86,809	$10,068	$4,292	$2,976	$104,145

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of March 31, 2009	$6,398	$737	$24	$—	$7,159
Costs deferred	135	34	5	—	174
Amortization, net of interest accretion(1)	(134)	(62)	(5)	—	(201)
Impact of foreign currency translation	—	59	—	—	59
Cumulative effect adjustment(2)	(26)	—	—	—	(26)

Unamortized balance as of June 30, 2009	6,373	768	24	—	7,165
Effect of accumulated net unrealized investment gains (losses)	426	—	—	—	426

Balance as of June 30, 2009	$6,799	$768	$24	$—	$7,591

(1)	Amortization, net of interest accretion, includes $51 million of amortization related to net investment gains (losses) for our policyholder account balances.
(2)

On April 1, 2009, the company adopted a new accounting standard related to the recognition of other-than-temporary impairments. The adoption of this standard had a net favorable impact of $7 million on deferred acquisition costs.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Three months ended June 30, 2009	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$38	$—	$241	$550	$829	$131	$77	$16	$284	$508	$164	$1	$1,502
Net investment income	—	258	10	108	246	622	42	29	4	47	122	35	2	781
Net investment gains (losses)	1	72	(36)	(42)	(26)	(31)	5	—	—	(1)	4	—	(26)	(53)
Insurance and investment product fees and other	66	42	30	96	9	243	—	—	1	4	5	(3)	8	253

Total revenues	67	410	4	403	779	1,663	178	106	21	334	639	196	(15)	2,483

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	129	—	207	559	895	63	41	21	101	226	371	—	1,492
Interest credited	—	124	30	59	50	263	—	—	—	—	—	—	—	263
Acquisition and operating expenses, net of deferrals	55	35	1	31	90	212	17	12	8	160	197	33	14	456
Amortization of deferred acquisition costs and intangibles	1	69	1	28	40	139	9	7	1	49	66	5	2	212
Interest expense	—	1	—	23	—	24	—	—	—	24	24	—	66	114

Total benefits and expenses	56	358	32	348	739	1,533	89	60	30	334	513	409	82	2,537

INCOME (LOSS) BEFORE INCOME TAXES	11	52	(28)	55	40	130	89	46	(9)	—	126	(213)	(97)	(54)
Provision (benefit) for income taxes	4	22	(11)	20	14	49	26	14	(1)	(3)	36	(79)	(10)	(4)

NET INCOME (LOSS)	7	30	(17)	35	26	81	63	32	(8)	3	90	(134)	(87)	(50)
ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	(17)	23	23	17	46	(5)	—	1	1	(3)	—	16	59

NET OPERATING INCOME (LOSS)	$7	$13	$6	$58	$43	$127	$58	$32	$(7)	$4	$87	$(134)	$(71)	$9

Effective tax rate (operating income (loss))(2)	38.7%	50.8%	23.0%	35.4%	34.2%	36.7%	29.2%	31.0%	7.7%	-341.2%	28.7%	37.2%	1.9%	74.7%

(1)	Includes inter-segment eliminations.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Three Months Ended June 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total
REVENUES:
Premiums	$—	$111	$—	$250	$524	$885	$139	$85	$29	$375	$628	$190	$6	$1,709
Net investment income	1	291	100	148	215	755	50	38	9	51	148	36	14	953
Net investment gains (losses)	—	(105)	(303)	(80)	(23)	(511)	26	—	—	(1)	25	1	(33)	(518)
Insurance and investment product fees and other	85	54	—	89	6	234	—	1	—	6	7	11	2	254

Total revenues	86	351	(203)	407	722	1,363	215	124	38	431	808	238	(11)	2,398

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	191	—	208	531	930	30	35	19	76	160	295	1	1,386
Interest credited	—	129	86	60	45	320	—	—	—	—	—	—	—	320
Acquisition and operating expenses, net of deferrals	67	42	2	34	84	229	22	18	17	216	273	36	13	551
Amortization of deferred acquisition costs and intangibles	1	28	1	39	31	100	9	6	2	80	97	11	1	209
Interest expense	—	1	—	38	—	39	—	—	—	8	8	—	63	110

Total benefits and expenses	68	391	89	379	691	1,618	61	59	38	380	538	342	78	2,576

INCOME (LOSS) BEFORE INCOME TAXES	18	(40)	(292)	28	31	(255)	154	65	—	51	270	(104)	(89)	(178)
Provision (benefit) for income taxes	7	—	(101)	(6)	12	(88)	54	15	(1)	3	71	(45)	(7)	(69)

NET INCOME (LOSS)	11	(40)	(191)	34	19	(167)	100	50	1	48	199	(59)	(82)	(109)
ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	53	196	53	15	317	(17)	—	—	1	(16)	—	20	321

NET OPERATING INCOME (LOSS)	$11	$13	$5	$87	$34	$150	$83	$50	$1	$49	$183	$(59)	$(62)	$212

Effective tax rate (operating income (loss))	36.8%	70.6%	51.6%	20.2%	36.4%	35.6%	35.0%	22.3%	219.7%	8.7%	25.6%	43.4%	7.5%	33.0%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Six months ended June 30, 2009	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance — Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total
REVENUES:
Premiums	$—	$85	$—	$484	$1,095	$1,664	$258	$143	$37	$566	$1,004	$334	$2	$3,004
Net investment income	—	494	21	211	471	1,197	83	55	9	79	226	68	1	1,492
Net investment gains (losses)	—	(125)	(180)	(202)	(242)	(749)	2	3	(2)	(14)	(11)	(19)	(44)	(823)
Insurance and investment product fees and other	130	86	101	189	17	523	—	—	2	8	10	1	10	544

Total revenues	130	540	(58)	682	1,341	2,635	343	201	46	639	1,229	384	(31)	4,217

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	285	—	429	1,095	1,809	113	80	41	184	418	774	(1)	3,000
Interest credited	—	248	71	121	98	538	—	—	—	—	—	—	—	538
Acquisition and operating expenses, net of deferrals	107	67	3	64	176	417	34	24	21	313	392	65	23	897
Amortization of deferred acquisition costs and intangibles	2	148	3	64	87	304	18	12	3	107	140	10	5	459
Interest expense	—	1	—	49	—	50	1	—	—	31	32	—	128	210

Total benefits and expenses	109	749	77	727	1,456	3,118	166	116	65	635	982	849	155	5,104

INCOME (LOSS) BEFORE INCOME TAXES	21	(209)	(135)	(45)	(115)	(483)	177	85	(19)	4	247	(465)	(186)	(887)
Provision (benefit) for income taxes	8	(83)	(49)	(15)	(40)	(179)	51	22	(5)	(2)	66	(183)	(72)	(368)

NET INCOME (LOSS)	13	(126)	(86)	(30)	(75)	(304)	126	63	(14)	6	181	(282)	(114)	(519)
ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	93	117	126	158	494	(2)	(2)	2	9	7	13	28	542

NET OPERATING INCOME (LOSS)	$13	$(33)	$31	$96	$83	$190	$124	$61	$(12)	$15	$188	$(269)	$(86)	$23

Effective tax rate (operating income (loss))	37.8%	49.6%	31.6%	35.4%	34.8%	31.2%	28.9%	25.7%	24.0%	16.6%	27.4%	39.6%	40.0%	143.0%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)
Six months ended June 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total			Total
REVENUES:
Premiums	$—	$278	$—	$492	$1,035	$1,805	$272	$171	$57	$737	$1,237	$373	$11	$3,426
Net investment income	2	593	235	301	431	1,562	98	73	18	97	286	73	34	1,955
Net investment gains (losses)	—	(198)	(362)	(106)	(55)	(721)	20	(1)	—	(1)	18	2	(43)	(744)
Insurance and investment product fees and other	171	108	—	182	12	473	—	1	1	16	18	19	4	514

Total revenues	173	781	(127)	869	1,423	3,119	390	244	76	849	1,559	467	6	5,151

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	443	—	413	1,053	1,909	65	70	40	148	323	554	1	2,787
Interest credited	—	257	201	121	86	665	—	—	—	—	—	—	—	665
Acquisition and operating expenses, net of deferrals	134	80	4	71	167	456	44	37	34	416	531	73	19	1,079
Amortization of deferred acquisition costs and intangibles	2	51	2	74	60	189	17	13	3	167	200	20	3	412
Interest expense	—	2	—	84	—	86	1	—	—	14	15	—	121	222

Total benefits and expenses	136	833	207	763	1,366	3,305	127	120	77	745	1,069	647	144	5,165

INCOME (LOSS) BEFORE INCOME TAXES	37	(52)	(334)	106	57	(186)	263	124	(1)	104	490	(180)	(138)	(14)

Provision (benefit) for income taxes	14	(6)	(115)	23	21	(63)	92	27	(2)	18	135	(86)	(7)	(21)

NET INCOME (LOSS)	23	(46)	(219)	83	36	(123)	171	97	1	86	355	(94)	(131)	7
ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	95	235	69	36	435	(13)	—	—	1	(12)	(1)	27	449

NET OPERATING INCOME (LOSS)	$23	$49	$16	$152	$72	$312	$158	$97	$1	$87	$343	$(95)	$(104)	$456

Effective tax rate (operating income (loss))	36.8%	48.4%	41.1%	28.4%	35.6%	35.3%	35.0%	21.6%	191.9%	18.5%	27.5%	47.9%	8.1%	32.6%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss)—Retirement and Protection

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$829	$835	$1,664	$896	$958	$885	$920	$3,659
Net investment income	622	575	1,197	708	730	755	807	3,000
Net investment gains (losses)	(31)	(718)	(749)	(125)	(702)	(511)	(210)	(1,548)
Insurance and investment product fees and other	243	280	523	264	322	234	239	1,059

Total revenues	1,663	972	2,635	1,743	1,308	1,363	1,756	6,170

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	895	914	1,809	980	1,048	930	979	3,937
Interest credited	263	275	538	309	319	320	345	1,293
Acquisition and operating expenses, net of deferrals	212	205	417	247	234	229	227	937
Amortization of deferred acquisition costs and intangibles	139	165	304	208	38	100	89	435
Goodwill impairment	—	—	—	243	12	—	—	255
Interest expense	24	26	50	48	38	39	47	172

Total benefits and expenses	1,533	1,585	3,118	2,035	1,689	1,618	1,687	7,029

INCOME (LOSS) BEFORE INCOME TAXES	130	(613)	(483)	(292)	(381)	(255)	69	(859)
Provision (benefit) for income taxes	49	(228)	(179)	(20)	(156)	(88)	25	(239)

NET INCOME (LOSS)	81	(385)	(304)	(272)	(225)	(167)	44	(620)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	46	448	494	71	403	317	118	909
Expenses related to reorganization, net of taxes	—	—	—	12	—	—	—	12

NET OPERATING INCOME (LOSS)	$127	$63	$190	$(189)	$178	$150	$162	$301

Effective tax rate (operating income (loss))	36.7%	16.7%	31.2%	-15.8%	25.6%	35.6%	35.1%	46.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	1	1	2
Net investment gains (losses)	1	(1)	—	(2)	—	—	—	(2)
Insurance and investment product fees and other	66	64	130	73	86	85	86	330

Total revenues	67	63	130	71	86	86	87	330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	55	52	107	59	67	67	67	260
Amortization of deferred acquisition costs and intangibles	1	1	2	—	1	1	1	3
Goodwill impairment	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	56	53	109	59	68	68	68	263

INCOME BEFORE INCOME TAXES	11	10	21	12	18	18	19	67

Provision for income taxes	4	4	8	5	6	7	7	25

NET INCOME	7	6	13	7	12	11	12	42
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	1	—	—	—	1

NET OPERATING INCOME	$7	$6	$13	$8	$12	$11	$12	$43

Effective tax rate (operating income)	38.7%	37.0%	37.8%	38.4%	37.1%	36.8%	36.8%	37.2%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,014	$713	$1,727	$878	$1,058	$1,229	$1,105	$4,270
Dedicated Sales Specialists	99	83	182	99	172	176	175	622

Total Sales	$1,113	$796	$1,909	$977	$1,230	$1,405	$1,280	$4,892

ASSETS UNDER MANAGEMENT:
Beginning of period	$14,210	$15,447	$15,447	$18,671	$20,285	$20,461	$21,584	$21,584
Gross flows	1,113	796	1,909	977	1,230	1,405	1,280	4,892
Redemptions	(953)	(1,274)	(2,227)	(1,447)	(1,047)	(1,044)	(1,080)	(4,618)

Net flows	160	(478)	(318)	(470)	183	361	200	274
Market performance	1,539	(759)	780	(2,754)	(1,797)	(537)	(1,323)	(6,411)

End of period	$15,909	$14,210	$15,909	$15,447	$18,671	$20,285	$20,461	$15,447

Wealth	Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Advisors Corporation, Genworth Financial Trust Company and Quantuvis Consulting, Inc.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss)—Retirement Income

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$38	$47	$85	$105	$181	$111	$167	$564
Net investment income	258	236	494	279	280	291	302	1,152
Net investment gains (losses)	72	(197)	(125)	(253)	(325)	(105)	(93)	(776)
Insurance and investment product fees and other	42	44	86	49	51	54	54	208

Total revenues	410	130	540	180	187	351	430	1,148

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	129	156	285	231	278	191	252	952
Interest credited	124	124	248	128	130	129	128	515
Acquisition and operating expenses, net of deferrals	35	32	67	51	39	42	38	170
Amortization of deferred acquisition costs and intangibles	69	79	148	131	(12)	28	23	170
Goodwill impairment	—	—	—	243	—	—	—	243
Interest expense	1	—	1	—	1	1	1	3

Total benefits and expenses	358	391	749	784	436	391	442	2,053

INCOME (LOSS) BEFORE INCOME TAXES	52	(261)	(209)	(604)	(249)	(40)	(12)	(905)
Provision (benefit) for income taxes	22	(105)	(83)	(132)	(106)	—	(6)	(244)

NET INCOME (LOSS)	30	(156)	(126)	(472)	(143)	(40)	(6)	(661)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(17)	110	93	156	158	53	42	409
Expenses related to reorganization, net of taxes	—	—	—	6	—	—	—	6

NET OPERATING INCOME (LOSS)	$13	$(46)	$(33)	$(310)	$15	$13	$36	$(246)

Effective tax rate (operating income (loss))	50.8%	49.9%	49.6%	12.6%	442.3%	70.6%	31.4%	7.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	8	12	20	8	2	3	3	16
Net investment gains (losses)	91	(17)	74	31	(82)	7	(35)	(79)
Insurance and investment product fees and other	39	40	79	42	48	51	51	192

Total revenues	138	35	173	81	(32)	61	19	129

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4	22	26	36	11	8	5	60
Interest credited	3	3	6	3	4	3	4	14
Acquisition and operating expenses, net of deferrals	15	14	29	25	14	16	13	68
Amortization of deferred acquisition costs and intangibles	49	76	125	123	(18)	18	4	127
Goodwill impairment	—	—	—	58	—	—	—	58
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	71	115	186	245	11	45	26	327

INCOME (LOSS) BEFORE INCOME TAXES	67	(80)	(13)	(164)	(43)	16	(7)	(198)
Provision (benefit) for income taxes	29	(41)	(12)	(44)	(19)	8	(4)	(59)

NET INCOME (LOSS)	38	(39)	(1)	(120)	(24)	8	(3)	(139)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(27)	12	(15)	8	23	(2)	13	42
Expenses related to reorganization, net of taxes	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$11	$(27)	$(16)	$(109)	$(1)	$6	$10	$(94)

Effective tax rate (operating income (loss))	56.7%	55.9%	55.4%	25.7%	86.9%	56.4%	21.9%	27.1%

SALES:
Sales by Product:
Income Distribution Series(1)	$131	$121	$252	$270	$499	$585	$586	$1,940
Traditional Variable Annuities(2)	23	22	45	41	97	118	113	369
Variable Life	—	—	—	—	—	2	1	3

Total Sales	$154	$143	$297	$311	$596	$705	$700	$2,312

Sales by Distribution Channel:
Financial Intermediaries	$136	$124	$260	$278	$545	$662	$660	$2,145
Independent Producers	8	6	14	8	17	15	12	52
Dedicated Sales Specialists	10	13	23	25	34	28	28	115

Total Sales	$154	$143	$297	$311	$596	$705	$700	$2,312

(1)

The Income Distribution Series products are comprised of our deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including GMWBs and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

Our traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series
Account value, net of reinsurance, beginning of period	$5,093	$5,234	$5,234	$5,372	$5,308	$4,877	$4,535	$4,535
Deposits	133	125	258	287	506	596	595	1,984
Surrenders, benefits and product charges	(109)	(106)	(215)	(135)	(115)	(112)	(105)	(467)

Net flows	24	19	43	152	391	484	490	1,517
Interest credited and investment performance	169	(160)	9	(290)	(327)	(53)	(148)	(818)

Account value, net of reinsurance, end of period	5,286	5,093	5,286	5,234	5,372	5,308	4,877	5,234

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,642	1,756	1,756	2,014	2,278	2,241	2,345	2,345
Deposits	16	19	35	40	92	105	108	345
Surrenders, benefits and product charges	(60)	(63)	(123)	(71)	(66)	(63)	(59)	(259)

Net flows	(44)	(44)	(88)	(31)	26	42	49	86
Interest credited and investment performance	198	(70)	128	(227)	(290)	(5)	(153)	(675)

Account value, net of reinsurance, end of period	1,796	1,642	1,796	1,756	2,014	2,278	2,241	1,756

Variable Life Insurance
Account value, beginning of the period	248	266	266	324	373	371	403	403
Deposits	3	4	7	3	4	5	5	17
Surrenders, benefits and product charges	(9)	(11)	(20)	(8)	(15)	(10)	(10)	(43)

Net flows	(6)	(7)	(13)	(5)	(11)	(5)	(5)	(26)
Interest credited and investment performance	29	(11)	18	(53)	(38)	7	(27)	(111)

Account value, end of period	271	248	271	266	324	373	371	266

Total Retirement Income—Fee-Based	$7,353	$6,983	$7,353	$7,256	$7,710	$7,959	$7,489	$7,256

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$38	$47	$85	$105	$181	$111	$167	$564
Net investment income	250	224	474	271	278	288	299	1,136
Net investment gains (losses)	(19)	(180)	(199)	(284)	(243)	(112)	(58)	(697)
Insurance and investment product fees and other	3	4	7	7	3	3	3	16

Total revenues	272	95	367	99	219	290	411	1,019

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	125	134	259	195	267	183	247	892
Interest credited	121	121	242	125	126	126	124	501
Acquisition and operating expenses, net of deferrals	20	18	38	26	25	26	25	102
Amortization of deferred acquisition costs and intangibles	20	3	23	8	6	10	19	43
Goodwill impairment	—	—	—	185	—	—	—	185
Interest expense	1	—	1	—	1	1	1	3

Total benefits and expenses	287	276	563	539	425	346	416	1,726

LOSS BEFORE INCOME TAXES	(15)	(181)	(196)	(440)	(206)	(56)	(5)	(707)
Benefit for income taxes	(7)	(64)	(71)	(88)	(87)	(8)	(2)	(185)

NET INCOME (LOSS)	(8)	(117)	(125)	(352)	(119)	(48)	(3)	(522)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	10	98	108	148	135	55	29	367
Expenses related to reorganization, net of taxes	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)	$2	$(19)	$(17)	$(201)	$16	$7	$26	$(152)

Effective tax rate (operating income (loss))	-63.2%	37.9%	42.3%	3.5%	-408.1%	76.6%	34.7%	-10.3%

SALES:
Sales by Product:
Structured Settlements	$5	$4	$9	$1	$—	$—	$3	$4
Single Premium Immediate Annuities	70	74	144	161	259	150	240	810
Fixed Annuities	221	229	450	426	468	298	408	1,600

Total Sales	$296	$307	$603	$588	$727	$448	$651	$2,414

Sales by Distribution Channel:
Financial Intermediaries	$165	$162	$327	$341	$572	$360	$541	$1,814
Independent Producers	121	127	248	230	146	82	103	561
Dedicated Sales Specialists	10	18	28	17	9	6	7	39

Total Sales	$296	307	603	$588	$727	$448	$651	$2,414

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$36	$44	$80	$105	$181	$111	$165	$562
Structured Settlements	2	3	5	—	—	—	2	2

Total Premiums	$38	$47	$85	$105	$181	$111	$167	$564

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$11,833	$11,996	$11,996	$12,174	$12,130	$12,141	$12,073	$12,073
Deposits	229	242	471	447	514	333	436	1,730
Surrenders, benefits and product charges	(394)	(508)	(902)	(734)	(576)	(449)	(474)	(2,233)

Net flows	(165)	(266)	(431)	(287)	(62)	(116)	(38)	(503)
Interest credited	102	103	205	109	106	105	106	426

Account value, net of reinsurance, end of period	11,770	11,833	11,770	11,996	12,174	12,130	12,141	11,996

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,925	6,957	6,957	6,956	6,781	6,781	6,668	6,668
Premiums and deposits	101	111	212	230	280	188	291	989
Surrenders, benefits and product charges	(289)	(236)	(525)	(323)	(197)	(278)	(267)	(1,065)

Net flows	(188)	(125)	(313)	(93)	83	(90)	24	(76)
Interest credited	90	93	183	94	92	90	89	365

Account value, net of reinsurance, end of period	6,827	6,925	6,827	6,957	6,956	6,781	6,781	6,957

Structured Settlements
Account value, net of reinsurance, beginning of period	1,101	1,106	1,106	1,106	1,107	1,105	1,103	1,103
Premiums and deposits	6	4	10	—	—	1	2	3
Surrenders, benefits and product charges	(5)	(23)	(28)	(15)	(15)	(13)	(14)	(57)

Net flows	1	(19)	(18)	(15)	(15)	(12)	(12)	(54)
Interest credited	15	14	29	15	14	14	14	57

Account value, net of reinsurance, end of period	1,117	1,101	1,117	1,106	1,106	1,107	1,105	1,106

Total Retirement Income—Spread-Based	$19,714	$19,859	$19,714	$20,059	$20,236	$20,018	$20,027	$20,059

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income and Sales—Institutional

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	10	11	21	61	87	100	135	383
Net investment gains (losses)	(36)	(144)	(180)	(269)	(206)	(303)	(59)	(837)
Insurance and investment product fees and other	30	71	101	40	81	—	—	121

Total revenues	4	(62)	(58)	(168)	(38)	(203)	76	(333)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	30	41	71	74	80	86	115	355
Acquisition and operating expenses, net of deferrals	1	2	3	1	2	2	2	7
Amortization of deferred acquisition costs and intangibles	1	2	3	1	2	1	1	5
Goodwill impairment	—	—	—	—	12	—	—	12
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	32	45	77	76	96	89	118	379

LOSS BEFORE INCOME TAXES	(28)	(107)	(135)	(244)	(134)	(292)	(42)	(712)
Benefit for income taxes	(11)	(38)	(49)	(84)	(49)	(101)	(14)	(248)

NET LOSS	(17)	(69)	(86)	(160)	(85)	(191)	(28)	(464)
ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	23	94	117	175	134	196	39	544

NET OPERATING INCOME	$6	$25	$31	$15	$49	$5	$11	$80

Effective tax rate (operating income)	23.0%	33.5%	31.6%	41.2%	32.0%	51.6%	34.0%	35.8%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$—	$—	$—	$—	$68	$184	$44	$296
Funding Agreements Backing Notes	—	—	—	—	48	675	107	830
Funding Agreements	—	—	—	243	342	75	—	660

Total Sales	$—	$—	$—	$243	$458	$934	$151	$1,786

Institutional products, when sold, are executed through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Operating Performance Measures—Institutional

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of period	$6,677	$8,104	$8,104	$9,253	$10,773	$10,655	$10,982	$10,982
Deposits(1)	—	—	—	243	558	1,128	251	2,180
Surrenders and benefits(1)	(1,177)	(1,466)	(2,643)	(1,491)	(2,149)	(1,099)	(727)	(5,466)

Net flows	(1,177)	(1,466)	(2,643)	(1,248)	(1,591)	29	(476)	(3,286)
Interest credited	52	61	113	89	94	96	117	396
Foreign currency translation	3	(22)	(19)	10	(23)	(7)	32	12

Account value, end of period	$5,555	$6,677	$5,555	$8,104	$9,253	$10,773	$10,655	$8,104

By Contract Type:
GICs	$1,003	$1,067		$1,177	$1,392	$1,478	$1,449
Funding Agreements Backing Notes	4,312	4,778		5,718	5,988	7,349	6,909
Funding Agreements	240	832		1,209	1,873	1,946	2,297

Total	$5,555	$6,677		$8,104	$9,253	$10,773	$10,655

Funding Agreements By Liquidity Provisions:
90 day—putable	$—	$—		$—	$—	$350	$180
180 day—putable	—	—		—	—	200	345
No put	—	150		250	955	550	925
Rolling maturity:(2)
No extension and matures in next 12 months	100	100		375	475	740	740
Extendible with 12 and 13 months rolling maturity	—	—		—	100	100	100
Funding agreements with maturities greater than 12 months	140	580		580	337	—	—
Accrued interest	—	2		4	6	6	7

Total funding agreements	$240	$832		$1,209	$1,873	$1,946	$2,297

(1)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three and six months ended June 30, 2009, there were no contracts that matured and were redeposited. For the three and six months ended June 30, 2008, contracts that matured and were redeposited and reflected under “deposits” amounted to $195 million and $295 million, respectively. We have also included in “surrenders and benefits” the early retirement of institutional contracts at a discount to contract values.

(2)	Includes products having a 12 and 13 months rolling maturity.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$241	$243	$484	$235	$241	$250	$242	$968
Net investment income	108	103	211	142	141	148	153	584
Net investment gains (losses)	(42)	(160)	(202)	(230)	(137)	(80)	(26)	(473)
Insurance and investment product fees and other	96	93	189	96	98	89	93	376

Total revenues	403	279	682	243	343	407	462	1,455

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	207	222	429	208	230	208	205	851
Interest credited	59	62	121	60	63	60	61	244
Acquisition and operating expenses, net of deferrals	31	33	64	41	37	34	37	149
Amortization of deferred acquisition costs and intangibles	28	36	64	44	18	39	35	136
Goodwill impairment	—	—	—	—	—	—	—	—
Interest expense	23	26	49	48	37	38	46	169

Total benefits and expenses	348	379	727	401	385	379	384	1,549

INCOME (LOSS) BEFORE INCOME TAXES	55	(100)	(45)	(158)	(42)	28	78	(94)
Provision (benefit) for income taxes	20	(35)	(15)	(55)	(16)	(6)	29	(48)

NET INCOME (LOSS)	35	(65)	(30)	(103)	(26)	34	49	(46)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	23	103	126	149	89	53	16	307
Expenses related to reorganization, net of taxes	—	—	—	3	—	—	—	3

NET OPERATING INCOME	$58	$38	$96	$49	$63	$87	$65	$264

Effective tax rate (operating income)	35.4%	35.4%	35.4%	35.5%	33.6%	20.2%	36.9%	31.1%

SALES:
Sales by Product:
Term Life	$18	$19	$37	$22	$21	$25	$23	$91
Universal Life:
Annualized first-year deposits	8	9	17	12	12	14	13	51
Excess deposits	23	28	51	29	43	46	43	161

Total Universal Life	31	37	68	41	55	60	56	212

Total Sales	$49	$56	$105	$63	$76	$85	$79	$303

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$2	$1	$—	$1	$1	$3
Independent Producers	48	55	103	62	76	84	78	300

Total Sales	$49	$56	$105	$63	$76	$85	$79	$303

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Life Insurance In-force

(amounts in millions)

	2009		2008
	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$477,759	$489,723	$480,641	$491,032	$481,430	$476,503
Life insurance in-force before reinsurance	$623,139	$625,503	$625,766	$625,385	$621,221	$619,086

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$43,800	$43,901	$43,889	$43,781	$42,833	$42,590
Life insurance in-force before reinsurance	$50,994	$51,201	$51,308	$51,043	$51,851	$51,534

Total life insurance
Life insurance in-force, net of reinsurance	$521,559	$533,624	$524,530	$534,813	$524,263	$519,093
Life insurance in-force before reinsurance	$674,133	$676,704	$677,074	$676,428	$673,072	$670,620

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2009(1)			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$550	$545	$1,095	$556	$536	$524	$511	$2,127
Net investment income	246	225	471	226	222	215	216	879
Net investment gains (losses)	(26)	(216)	(242)	629	(34)	(23)	(32)	540
Insurance and investment product fees and other	9	8	17	6	6	6	6	24

Total revenues	779	562	1,341	1,417	730	722	701	3,570

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	559	536	1,095	541	540	531	522	2,134
Interest credited	50	48	98	47	46	45	41	179
Acquisition and operating expenses, net of deferrals	90	86	176	95	89	84	83	351
Amortization of deferred acquisition costs and intangibles	40	47	87	32	29	31	29	121
Goodwill impairment	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	739	717	1,456	715	704	691	675	2,785

INCOME (LOSS) FROM BEFORE INCOME TAXES	40	(155)	(115)	702	26	31	26	785
Provision (benefit) for income taxes	14	(54)	(40)	246	9	12	9	276

NET INCOME (LOSS)	26	(101)	(75)	456	17	19	17	509

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	17	141	158	(410)	22	15	21	(352)
Expenses related to reorganization, net of taxes	—	—	—	3	—	—	—	3

NET OPERATING INCOME	$43	$40	$83	$49	$39	$34	$38	$160

Effective tax rate (operating income)	34.2%	35.4%	34.8%	36.2%	34.7%	36.4%	34.9%	35.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$2	$2	$4	$4	$5	$4	$6	$19
Independent Producers	11	11	22	17	23	24	23	87
Dedicated Sales Specialist	12	11	23	12	15	16	15	58

Total Individual Long-Term Care	25	24	49	33	43	44	44	164
Group Long-Term Care	1	1	2	5	1	1	1	8
Medicare Supplement and Other A&H	13	17	30	18	14	13	10	55
Linked-Benefits	5	5	10	8	6	8	7	29

Total Sales	$44	$47	$91	$64	$64	$66	$62	$256

LOSS RATIOS:
Total Long-Term Care
Earned Premiums	$478	$475	$953	$482	$470	$459	$443	$1,854
Loss Ratio(2)	67.5%	63.6%	65.5%	63.0%	66.5%	66.9%	66.9%	65.8%
Gross Benefits Ratio(3)	105.0%	100.0%	102.5%	102.0%	104.6%	105.2%	105.6%	104.3%
Medicare Supplement and A&H(4)
Earned Premiums	$73	$73	$146	$73	$68	$68	$68	$277
Loss Ratio(2)	78.8%	82.6%	80.7%	64.7%	69.6%	70.5%	76.2%	70.1%

(1)

In the first quarter of 2009, we began reporting the results of our equity access business in our long-term care business included in our Retirement and Protection segment. Our equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

(2)

We calculate the loss ratio for our long-term care insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(3)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premiums.
(4)	The Medicare Supplement and A&H net earned premiums and loss ratios do not include the linked-benefits products.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income—International

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$508	$496	$1,004	$533	$587	$628	$609	$2,357
Net investment income	122	104	226	117	146	148	138	549
Net investment gains (losses)	4	(15)	(11)	(5)	(37)	25	(7)	(24)
Insurance and investment product fees and other	5	5	10	—	7	7	11	25

Total revenues	639	590	1,229	645	703	808	751	2,907

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	226	192	418	176	147	160	163	646
Acquisition and operating expenses, net of deferrals	197	195	392	246	254	273	258	1,031
Amortization of deferred acquisition costs and intangibles	66	74	140	72	87	97	103	359
Interest expense	24	8	32	6	19	8	7	40

Total benefits and expenses	513	469	982	500	507	538	531	2,076

INCOME BEFORE INCOME TAXES	126	121	247	145	196	270	220	831
Provision for income taxes	36	30	66	34	54	71	64	223

NET INCOME	90	91	181	111	142	199	156	608

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(3)	10	7	4	24	(16)	4	16
Expenses related to reorganization, net of taxes	—	—	—	9	—	—	—	9

NET OPERATING INCOME(1)	$87	$101	$188	$124	$166	$183	$160	$633

Effective tax rate (operating income)	28.7%	26.2%	27.4%	24.3%	28.1%	25.6%	29.5%	27.1%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for our International segment was $109 million and $240 million for the three and six months ended June 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$131	$127	$258	$125	$137	$139	$133	$534
Net investment income	42	41	83	44	50	50	48	192
Net investment gains (losses)	5	(3)	2	(2)	—	26	(6)	18
Insurance and investment product fees and other	—	—	—	—	1	—	—	1

Total revenues	178	165	343	167	188	215	175	745

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	63	50	113	39	34	30	35	138
Acquisition and operating expenses, net of deferrals	17	17	34	24	22	22	22	90
Amortization of deferred acquisition costs and intangibles	9	9	18	7	8	9	8	32
Interest expense	—	1	1	1	1	—	1	3

Total benefits and expenses	89	77	166	71	65	61	66	263

INCOME BEFORE INCOME TAXES	89	88	177	96	123	154	109	482
Provision for income taxes	26	25	51	31	43	54	38	166

NET INCOME	63	63	126	65	80	100	71	316
ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(5)	3	(2)	1	—	(17)	4	(12)
Expenses related to reorganization, net of taxes	—	—	—	1	—	—	—	1

NET OPERATING INCOME(1)	$58	$66	$124	$67	$80	$83	$75	$305

Effective tax rate (operating income)	29.2%	28.7%	28.9%	31.9%	35.2%	35.0%	35.0%	34.4%

SALES:
New Insurance Written (NIW)
Flow	$3,600	$2,400	$6,000	$4,800	$8,000	$7,500	$4,900	$25,200
Bulk	—	400	400	1,800	900	800	1,500	5,000

Total Canada NIW(2)	$3,600	$2,800	$6,400	$6,600	$8,900	$8,300	$6,400	$30,200

(1)

Net operating income for our Canadian platform adjusted for foreign exchange as compared to the prior year period was $68 million and $149 million for the three and six months ended June 30, 2009, respectively.

(2)

New insurance written for our Canadian platform adjusted for foreign exchange as compared to the prior year period was $4,100 million and $7,500 million for the three and six months ended June 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$77	$66	$143	$72	$78	$85	$86	$321
Net investment income	29	26	55	28	38	38	35	139
Net investment gains (losses)	—	3	3	(1)	(4)	—	(1)	(6)
Insurance and investment product fees and other	—	—	—	(1)	—	1	—	—

Total revenues	106	95	201	98	112	124	120	454

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	39	80	34	38	35	35	142
Acquisition and operating expenses, net of deferrals	12	12	24	13	13	18	19	63
Amortization of deferred acquisition costs and intangibles	7	5	12	5	6	6	7	24
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	60	56	116	52	57	59	61	229

INCOME BEFORE INCOME TAXES	46	39	85	46	55	65	59	225
Provision for income taxes	14	8	22	8	10	15	12	45

NET INCOME	32	31	63	38	45	50	47	180

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	(2)	1	3	—	—	4
Expenses related to reorganization, net of taxes	—	—	—	1	—	—	—	1

NET OPERATING INCOME(1)	$32	$29	$61	$40	$48	$50	$47	$185

Effective tax rate (operating income)	31.0%	19.0%	25.7%	17.1%	19.7%	22.3%	20.9%	20.2%

SALES:
New Insurance Written (NIW)
Flow	$8,700	$6,600	$15,300	$6,600	$8,700	$10,000	$10,400	$35,700
Bulk	—	—	—	300	600	600	1,000	2,500

Total Australia NIW(2)	$8,700	$6,600	$15,300	$6,900	$9,300	$10,600	$11,400	$38,200

(1)

Net operating income for our Australian platform adjusted for foreign exchange as compared to the prior year period was $41 million and $82 million for the three and six months ended June 30, 2009, respectively.

(2)

New insurance written for our Australian platform adjusted for foreign exchange as compared to the prior year period was $10,800 million and $19,800 million for the three and six months ended June 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$16	$21	$37	$33	$30	$29	$28	$120
Net investment income	4	5	9	8	9	9	9	35
Net investment gains (losses)	—	(2)	(2)	2	(6)	—	—	(4)
Insurance and investment product fees and other	1	1	2	(1)	—	—	1	—

Total revenues	21	25	46	42	33	38	38	151

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	20	41	34	26	19	21	100
Acquisition and operating expenses, net of deferrals	8	13	21	18	19	17	17	71
Amortization of deferred acquisition costs and intangibles	1	2	3	7	1	2	1	11
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	30	35	65	59	46	38	39	182

LOSS BEFORE INCOME TAXES	(9)	(10)	(19)	(17)	(13)	—	(1)	(31)
Benefit for income taxes	(1)	(4)	(5)	(7)	(7)	(1)	(1)	(16)

NET INCOME (LOSS)	(8)	(6)	(14)	(10)	(6)	1	—	(15)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	1	1	2	(1)	4	—	—	3

Expenses related to reorganization, net of taxes	—	—	—	3	—	—	—	3

NET OPERATING INCOME (LOSS)(1)	$(7)	$(5)	$(12)	$(8)	$(2)	$1	$—	$(9)

Effective tax rate (operating income (loss))	7.7%	39.8%	24.0%	40.7%	74.7%	219.7%	154.3%	56.8%

SALES:
New Insurance Written (NIW)
Flow	$600	$900	$1,500	$1,500	$2,000	$2,100	$2,300	$7,900
Bulk	100	—	100	—	1,100	500	700	2,300

Total Other International NIW(2)	$700	$900	$1,600	$1,500	$3,100	$2,600	$3,000	$10,200

(1)

Net operating income (loss) for our Other International platform adjusted for foreign exchange as compared to the prior year period was $(6) million and $(10) million for the three and six months ended June 30, 2009, respectively.

(2)

New insurance written for our Other International platform adjusted for foreign exchange as compared to the prior year period was $800 million and $2,000 million for the three and six months ended June 30, 2009, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$70	$52	$122	$129	$214	$198	$130	$671
Australia	110	82	192	73	82	89	97	341
Other International(2)	1	4	5	(62)	10	5	18	(29)

Total International Net Premiums Written	$181	$138	$319	$140	$306	$292	$245	$983

Loss Ratio(3)
Canada	48%	39%	44%	32%	25%	21%	26%	26%
Australia	54%	59%	56%	47%	48%	41%	41%	44%
Other International	129%	95%	110%	99%	87%	70%	71%	83%
Total International Loss Ratio	56%	51%	53%	46%	40%	33%	37%	39%

Expense Ratio(4)
Canada	38%	50%	43%	23%	14%	16%	23%	18%
Australia	17%	21%	19%	25%	22%	27%	27%	25%
Other International(2)	NM (1)	364%	NM (1)	-34%	190%	362%	104%	-277%
Total International Expense Ratio	30%	42%	35%	50%	22%	25%	31%	29%

Primary Insurance In-force
Canada	$186,600	$169,700		$171,500	$192,800	$194,100	$185,000
Australia	218,500	185,800		184,500	207,500	249,900	234,600
Other International(2)	47,700	45,100		49,400	64,300	71,500	72,400

Total International Primary Insurance In-force	$452,800	$400,600		$405,400	$464,600	$515,500	$492,000

Primary Risk In-force(5)
Canada
Flow	$51,400	$46,700		$47,300	$53,300	$53,400	$50,700
Bulk	13,900	12,700		12,700	14,200	14,500	14,100

Total Canada	65,300	59,400		60,000	67,500	67,900	64,800
Australia
Flow	67,700	57,300		56,700	63,700	76,500	71,600
Bulk	8,800	7,700		7,900	8,900	11,000	10,500

Total Australia	76,500	65,000		64,600	72,600	87,500	82,100
Other International
Flow(2)	5,600	5,300		5,600	7,100	7,900	8,000
Bulk	600	600		700	800	800	800

Total Other International	6,200	5,900		6,300	7,900	8,700	8,800

Total International Primary Risk In-force	$148,000	$130,300		$130,900	$148,000	$164,100	$155,700

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	We define “NM” as not meaningful for increases or decreases greater than 500%.

(2)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.

(3)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for our international businesses were as follows: Canada 35%-40%, Australia 30%-40% and Europe 60%-65%.

(4)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles and excludes reorganization expenses recorded in the fourth quarter of 2008.

(5)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Insured loans in-force	1,188,541	1,174,756	1,168,884	1,141,020	1,108,423
Insured delinquent loans	3,551	3,365	2,940	2,517	2,340
Insured delinquency rate	0.30%	0.29%	0.25%	0.22%	0.21%
Flow loans in-force	904,702	893,680	890,092	871,025	842,863
Flow delinquent loans	3,283	3,074	2,680	2,298	2,140
Flow delinquency rate	0.36%	0.34%	0.30%	0.26%	0.25%
Bulk loans in-force	283,839	281,076	278,792	269,995	265,560
Bulk delinquent loans	268	291	260	219	200
Bulk delinquency rate	0.09%	0.10%	0.09%	0.08%	0.08%

Loss Metrics	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Beginning Reserves	$155	$130	$127	$117	$106
Paid claims	(39)	(22)	(18)	(21)	(20)
Increase in reserves	62	50	39	35	30
Impact of changes in foreign exchange rates	14	(3)	(18)	(4)	1

Ending Reserves	$192	$155	$130	$127	$117

	June 30, 2009		March 31, 2009		June 30, 2008
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
Ontario	48%	0.30%	48%	0.30%	48%	0.23%
British Columbia	16	0.21%	16	0.17%	16	0.09%
Alberta	15	0.47%	15	0.36%	15	0.18%
Quebec	14	0.29%	14	0.30%	14	0.25%
Nova Scotia	2	0.29%	2	0.29%	2	0.20%
Saskatchewan	2	0.13%	2	0.08%	2	0.08%
Manitoba	1	0.12%	1	0.11%	1	0.11%
New Brunswick	1	0.25%	1	0.22%	1	0.31%
All Other	1	0.15%	1	0.22%	1	0.16%

Total	100%	0.30%	100%	0.29%	100%	0.21%

By Policy Year
2000 and Prior	8%	0.03%	8%	0.04%	9%	0.04%
2001	3	0.05%	3	0.07%	3	0.07%
2002	5	0.06%	5	0.07%	5	0.08%
2003	6	0.14%	6	0.13%	7	0.14%
2004	9	0.20%	10	0.20%	11	0.20%
2005	10	0.27%	10	0.29%	12	0.29%
2006	13	0.53%	13	0.54%	15	0.45%
2007	27	0.56%	27	0.51%	30	0.25%
2008	15	0.31%	16	0.21%	8	0.01%
2009	4	0.02%	2	—%	—	—%

Total	100%	0.30%	100%	0.29%	100%	0.21%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$45	$27	$72	$21	$20	$20	$15	$76
Bulk	—	1	1	1	—	—	—	1

Total Paid Claims	$45	$28	$73	$22	$20	$20	$15	$77

Average Paid Claim (in thousands)	$66.9	$64.2		$62.1	$56.3	$54.5	$49.6

Average Reserve Per Delinquency (in thousands)	$62.8	$58.1		$54.6	$53.7	$50.8	$45.3

Loss Metrics
Beginning Reserves	$196	$161		$135	$119	$109	$89
Paid claims	(45)	(28)		(22)	(20)	(20)	(15)
Increase in reserves	72	63		48	36	30	35

Ending Reserves	$223	$196		$161	$135	$119	$109

Loan Amount
Over $550K	3%	3%		3%	3%	3%	3%
$400K to $550K	7	6		6	6	6	6
$250K to $400K	27	27		27	26	26	25
$100K to $250K	55	56		56	57	57	58
$100K or Less	8	8		8	8	8	8

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$182	$182		$181	$180	$178	$176

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Insured loans in-force	1,451,862	1,439,276	1,426,277	1,426,729	1,422,851
Insured delinquent loans	6,487	6,420	5,675	5,121	5,026
Insured delinquency rate	0.45%	0.45%	0.40%	0.36%	0.35%

Flow loans in-force	1,278,246	1,262,895	1,247,218	1,247,313	1,240,020
Flow delinquent loans	6,356	6,275	5,573	5,018	4,926
Flow delinquency rate	0.50%	0.50%	0.45%	0.40%	0.40%

Bulk loans in-force	173,616	176,381	179,059	179,416	182,831
Bulk delinquent loans	131	145	102	103	100
Bulk delinquency rate	0.08%	0.08%	0.06%	0.06%	0.05%

Loss Metrics	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Beginning Reserves	$154	$138	$141	$164	$157
Paid claims	(49)	(23)	(21)	(31)	(36)
Increase in reserves	41	39	34	38	35
Impact of changes in foreign exchange rates	26	—	(16)	(30)	8

Ending Reserves	$172	$154	$138	$141	$164

	June 30, 2009		March 31, 2009		June 30, 2008
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
New South Wales	32%	0.68%	32%	0.76%	33%	0.67%
Victoria	23	0.35%	23	0.33%	22	0.32%
Queensland	22	0.29%	22	0.26%	21	0.17%
Western Australia	10	0.27%	10	0.24%	10	0.13%
South Australia	5	0.25%	5	0.25%	5	0.20%
New Zealand	3	1.44%	3	1.24%	4	0.30%
Australian Capital Territory	2	0.10%	2	0.10%	2	0.08%
Tasmania	2	0.21%	2	0.20%	2	0.14%
Northern Territory	1	0.13%	1	0.11%	1	0.08%

Total	100%	0.45%	100%	0.45%	100%	0.35%

By Policy Year
2000 and Prior	9%	0.02%	9%	0.02%	10%	0.04%
2001	3	0.06%	3	0.06%	4	0.06%
2002	6	0.11%	6	0.11%	6	0.11%
2003	7	0.27%	7	0.28%	8	0.27%
2004	8	0.52%	9	0.56%	10	0.58%
2005	12	0.74%	12	0.75%	15	0.72%
2006	16	0.87%	17	0.88%	19	0.66%
2007	17	0.86%	18	0.76%	20	0.32%
2008	15	0.38%	15	0.28%	8	0.03%
2009	7	—%	4	—%	—	—%

Total	100%	0.45%	100%	0.45%	100%	0.35%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$62	$33	$95	$31	$32	$38	$42	$143
Bulk	—	1	1	1	1	—	1	3

Total Paid Claims	$62	$34	$96	$32	$33	$38	$43	$146

Average Paid Claim (in thousands)	$64.7	$58.6		$63.0	$63.8	$76.4	$79.3

Average Reserve Per Delinquency (in thousands)	$32.9	$34.5		$34.8	$34.8	$34.1	$37.7

Loss Metrics
Beginning Reserves	$221	$197		$179	$171	$172	$177
Paid claims	(62)	(34)		(32)	(33)	(38)	(43)
Increase in reserves	54	58		50	41	37	38

Ending Reserves	$213	$221		$197	$179	$171	$172

Loan Amount
Over $550K	10%	10%		10%	10%	10%	9%
$400K to $550K	13	13		12	12	12	12
$250K to $400K	34	33		33	33	32	32
$100K to $250K	35	36		37	37	37	38
$100K or Less	8	8		8	8	9	9

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$186	$186		$186	$184	$183	$183

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	June 30, 2009			March 31, 2009
Risk In-force by Loan-To-Value Ratio(1)	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$21,553	$21,553	$—	$19,487	$19,487	$—
90.01% to 95.00%	17,234	17,231	2	15,699	15,696	2
80.01% to 90.00%	11,535	10,667	868	10,502	9,732	770
80.00% and below	14,998	1,999	13,000	13,700	1,819	11,881

Total Canada	$65,320	$51,451	$13,870	$59,387	$46,733	$12,654

Australia
95.01% and above	$11,686	$11,685	$1	$9,002	$9,002	$1
90.01% to 95.00%	13,491	13,480	12	11,258	11,248	10
80.01% to 90.00%	18,504	18,370	134	15,686	15,569	117
80.00% and below	32,786	24,121	8,665	29,089	21,511	7,578

Total Australia	$76,467	$67,655	$8,811	$65,036	$57,330	$7,706

Other International
95.01% and above	$1,642	$1,635	$6	$1,590	$1,585	$6
90.01% to 95.00%	2,413	2,319	93	2,282	2,198	85
80.01% to 90.00%	1,921	1,470	451	1,791	1,387	404
80.00% and below	243	191	52	207	161	46

Total Other International	$6,219	$5,616	$603	$5,871	$5,331	$540

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$284	$282	$566	$303	$342	$375	$362	$1,382
Net investment income	47	32	79	37	49	51	46	183
Net investment gains (losses)	(1)	(13)	(14)	(4)	(27)	(1)	—	(32)
Insurance and investment product fees and other	4	4	8	2	6	6	10	24

Total revenues	334	305	639	338	370	431	418	1,557

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	101	83	184	69	49	76	72	266
Acquisition and operating expenses, net of deferrals	160	153	313	191	200	216	200	807
Amortization of deferred acquisition costs and intangibles	49	58	107	53	72	80	87	292
Interest expense	24	7	31	5	18	8	6	37

Total benefits and expenses	334	301	635	318	339	380	365	1,402

INCOME BEFORE INCOME TAXES	—	4	4	20	31	51	53	155
Provision (benefit) for income taxes	(3)	1	(2)	2	8	3	15	28

NET INCOME	3	3	6	18	23	48	38	127

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	8	9	3	17	1	—	21
Expenses related to reorganization, net of taxes	—	—	—	4	—	—	—	4

NET OPERATING INCOME(1)	$4	$11	$15	$25	$40	$49	$38	$152

Effective tax rate (operating income)	-341.2%	34.6%	16.6%	18.9%	27.6%	8.7%	28.2%	21.2%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$272	$267	$539	$306	$333	$390	$334	$1,363
Premium equivalents for administrative services only business	6	8	14	11	20	30	35	96
Reinsurance premiums assumed accounted for under the deposit method	178	132	310	148	260	301	270	979

Total Lifestyle Protection Insurance(2)	456	407	863	465	613	721	639	2,438
Mexico Operations	16	16	32	19	23	20	21	83

Total Sales	$472	$423	$895	$484	$636	$741	$660	$2,521

SALES BY REGION:
Lifestyle Protection Insurance
Established European Regions
Western region	$51	$50	$101	$61	$88	$120	$130	$399
Central region	107	97	204	138	153	182	153	626
Southern region	116	88	204	101	140	174	137	552
Nordic region	77	70	147	63	82	97	85	327
New Markets	36	36	72	33	71	63	56	223
Structured Deals(3)	69	66	135	69	79	85	78	311

Total Lifestyle Protection Insurance	456	407	863	465	613	721	639	2,438
Mexico Operations	16	16	32	19	23	20	21	83

Total Sales	$472	$423	$895	$484	$636	$741	$660	$2,521

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for our lifestyle protection insurance business was $6 million and $19 million for the three and six months ended June 30, 2009, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for our lifestyle protection insurance business was $538 million and $1,040 million for the three and six months ended June 30, 2009, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$164	$170	$334	$182	$185	$190	$183	$740
Net investment income	35	33	68	33	36	36	37	142
Net investment gains (losses)	—	(19)	(19)	(15)	(45)	1	1	(58)
Insurance and investment product fees and other	(3)	4	1	4	4	11	8	27

Total revenues	196	188	384	204	180	238	229	851

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	371	403	774	366	301	295	259	1,221
Acquisition and operating expenses, net of deferrals	33	32	65	32	33	36	37	138
Amortization of deferred acquisition costs and intangibles	5	5	10	14	46	11	9	80
Goodwill impairment	—	—	—	—	22	—	—	22

Total benefits and expenses	409	440	849	412	402	342	305	1,461

LOSS BEFORE INCOME TAXES	(213)	(252)	(465)	(208)	(222)	(104)	(76)	(610)
Benefit for income taxes	(79)	(104)	(183)	(83)	(73)	(45)	(41)	(242)

NET LOSS	(134)	(148)	(282)	(125)	(149)	(59)	(35)	(368)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	—	13	13	11	28	—	(1)	38

NET OPERATING LOSS	$(134)	$(135)	$(269)	$(114)	$(121)	$(59)	$(36)	$(330)

Effective tax rate (operating loss)	37.2%	41.7%	39.6%	40.1%	32.2%	43.4%	53.9%	40.1%

SALES:
New Insurance Written (NIW)
Flow	$1,600	$2,500	$4,100	$3,200	$6,200	$14,000	$15,000	$38,400
Bulk	1,700	1,100	2,800	200	100	400	100	800
Pool	100	100	200	100	200	200	100	600

Total U.S. Mortgage Insurance NIW	$3,400	$3,700	$7,100	$3,500	$6,500	$14,600	$15,200	$39,800

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$160	$171	$331	$184	$193	$214	$202	$793
New Risk Written
Flow	$323	$510	$833	$713	$1,475	$3,465	$3,768	$9,421
Bulk (1)	67	45	$112	16	10	25	4	55

Total Primary	390	555	945	729	1,485	3,490	3,772	9,476
Pool	3	2	5	6	7	7	5	25

Total New Risk Written	$393	$557	$950	$735	$1,492	$3,497	$3,777	$9,501

Primary Insurance In-force	$155,200	$159,800		$162,500	$175,300	$174,900	$166,700
Risk In-force
Flow	$32,803	$34,085		$34,950	$35,169	$34,667	$32,398
Bulk (1)	775	721		872	1,344	1,371	1,355

Total Primary	33,578	34,806		35,822	36,513	36,038	33,753
Pool	349	355		363	374	381	383

Total Risk In-force	$33,927	$35,161		$36,185	$36,887	$36,419	$34,136

Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	23%	22%	22%	25%	55%	25%	25%	33%
Adjusted Expense Ratio(3)	24%	22%	23%	25%	53%	22%	23%	30%
Flow Persistency	81%	83%		89%	88%	85%	83%
Gross written premiums ceded to captives/total direct written premiums	22%	22%		21%	21%	20%	20%
Risk to Capital Ratio(4)	13.8:1	13.6:1		14.3:1	14.8:1	13.2:1	12.4:1

Average primary loan size (in thousands)	$164	$164		$164	$170	$169	$166
Primary risk in-force subject to captives	52%	53%		53%	53%	55%	58%
Primary risk in-force that is GSE conforming	96%	96%		96%	95%	95%	95%
Primary interest only risk in-force with initial reset > 5 years	95%	95%		95%	95%	95%	94%
Primary risk in-force with potential to reset in 2008(5)	N/A	N/A		N/A	1.1%	1.3%	1.4%
Primary risk in-force with potential to reset in 2009(5)	1.2%	1.2%		1.2%	1.3%	1.4%	1.6%
Primary risk in-force with potential to reset in 2010(5)	1.3%	1.4%		1.4%

The expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force for the first quarter of 2008 have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where the counterparty is in a first loss position.

(2)

The ratio of an insurer’s general expenses to net premiums earned. In our business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC and intangibles and goodwill impairment.

(3)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and operating expenses, net of deferrals, amortization of DAC and intangibles and goodwill impairment and excludes reorganization expenses recorded in the fourth quarter of 2008.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

In December 2008, we received regulatory approval to change the calculation of our risk to capital ratio, thereby allowing us to calculate statutory risk as risk in-force less the risk ceded to our captive participants. This change is reflected in the risk to capital ratio beginning in the fourth quarter of 2008. Risk to capital ratios for prior periods were not recalculated.

In April 2009, we received regulatory approval to further change the calculation of our risk to capital ratio, thereby allowing us to also exclude the risk on loans that are currently in default. This change is reflected in the risk to capital ratio beginning in the first quarter of 2009. Risk to capital ratios for prior periods were not recalculated.
(5)	Represents < 5 year adjustable rate mortgages excluding option adjustable rate mortgages (ARMs).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Paid Claims
Flow	$187	$197	$384	$171	$131	$89	$79	$470
Bulk	2	1	3	1	1	3	5	10

Total Primary	189	198	387	172	132	92	84	480
Pool	1	—	1	1	—	—	—	1

Total Net Paid Claims	$190	$198	$388	$173	$132	$92	$84	$481

Average Paid Claim (in thousands)	$49.5	$55.5		$52.3	$48.6	$42.9	$42.4

Number of Primary Delinquencies
Flow	87,590	79,349		72,166	57,985	46,700	38,316
Bulk loans with established reserve	10,294	7,561		4,450	6,038	4,475	3,768
Bulk loans with no reserve(1)	4,916	6,054		6,761	7,535	6,630	4,442

Average Reserve Per Delinquency (in thousands)
Flow	$22.9	$23.1		$21.5	$20.5	$19.1	$15.8
Bulk loans with established reserve	12.7	11.3		10.8	19.8	18.2	14.9
Bulk loans with no reserve(1)	—	—		—	—	—	—

Beginning Reserves	$2,028	$1,711	$1,711	$1,312	$973	$661	$467	$467
Paid claims	(213)	(205)	(418)	(176)	(133)	(92)	(84)	(485)
Increase in reserves	449	522	971	575	472	404	278	1,729

Ending Reserves	$2,264	$2,028	$2,264	$1,711	$1,312	$973	$661	$1,711

Beginning Reinsurance Recoverable(2)	$619	$506	$506	$301	$131	$22	$3	$3
Ceded paid claims	(23)	(7)	(30)	(3)	(1)	—	—	(4)
Increase in recoverable	77	120	197	208	171	109	19	507

Ending Reinsurance Recoverable	$673	$619	$673	$506	$301	$131	$22	$506

Loss Ratio(3)	225%	237%	231%	200%	163%	155%	142%	165%

Estimated Savings for Loss Mitigation Activities	$188	$145	$333

The loss ratio included above is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Reserves are not established on loans where we were in a secondary loss position due to an existing deductible and we believe currently have no risk for claim.
(2)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(3)	The ratio of incurred losses and loss adjustment expense to net premiums earned.
(4)

Loss mitigation activities include rescissions, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserve. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2009		2008
	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679	63%	63%	63%	63%	62%	60%
Primary by FICO Scores 620-679	29%	29%	29%	29%	30%	31%
Primary by FICO Scores 575-619	6%	6%	6%	6%	6%	7%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	63%	63%	62%	62%	60%	59%
Flow by FICO Scores 620-679	29%	29%	30%	30%	31%	32%
Flow by FICO Scores 575-619	6%	6%	6%	6%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	85%	84%	83%	84%	84%	84%
Bulk by FICO Scores 620-679	13%	14%	15%	14%	14%	14%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus	6%	6%	6%	6%	6%	7%
Sub-prime(2)	5%	5%	5%	5%	6%	6%

Primary Loans
Insured loans in-force	947,777	973,988	990,357	1,033,789	1,034,697	1,001,430
Insured delinquent loans	102,800	92,964	83,377	71,558	57,805	46,526
Insured delinquency rate	10.85%	9.54%	8.42%	6.92%	5.59%	4.65%

Flow loans in-force	796,633	826,663	846,645	854,465	849,292	812,061
Flow delinquent loans	87,590	79,349	72,166	57,985	46,700	38,316
Flow delinquency rate	11.00%	9.60%	8.52%	6.79%	5.50%	4.72%

Bulk loans in-force	151,144	147,325	143,712	179,324	185,405	189,369
Bulk delinquent loans	15,210	13,615	11,211	13,573	11,105	8,210
Bulk delinquency rate	10.06%	9.24%	7.80%	7.57%	5.99%	4.34%

A minus and sub-prime loans in-force	97,271	101,413	104,845	108,028	110,979	112,383
A minus and sub-prime delinquent loans	25,271	23,448	23,047	19,583	16,171	13,254
A minus and sub-prime delinquency rate	25.98%	23.12%	21.98%	18.13%	14.57%	11.79%

Pool Loans
Insured loans in-force	21,166	21,870	21,940	21,233	20,266	19,536
Pool delinquent loans	632	586	568	509	464	415
Pool delinquency rate	2.99%	2.68%	2.59%	2.40%	2.29%	2.12%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

	June 30, 2009		March 31, 2009		June 30, 2008
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast (1)	24%	14.98%	24%	13.34%	24%	7.54%
South Central(2)	17	9.27%	17	8.07%	17	4.52%
Northeast(3)	13	8.78%	13	7.61%	13	4.52%
North Central(4)	11	9.08%	11	7.78%	11	4.55%
Pacific(5)	11	16.14%	11	13.66%	12	7.11%
Great Lakes(6)	8	8.58%	8	8.22%	8	6.12%
Plains(7)	6	6.16%	6	5.27%	6	3.13%
Mid-Atlantic(8)	5	9.63%	5	8.25%	5	4.60%
New England(9)	5	9.38%	5	8.10%	4	4.83%

Total	100%	10.85%	100%	9.54%	100%	5.59%

By State
Florida	8%	26.81%	8%	24.49%	9%	12.57%
Texas	7%	6.76%	7%	6.10%	7%	4.02%
New York	6%	7.03%	6%	6.04%	6%	3.42%
California	5%	19.08%	5%	16.70%	6%	9.28%
Illinois	5%	12.11%	5%	10.27%	5%	5.30%
North Carolina	4%	8.44%	4%	7.37%	4%	4.31%
Georgia	4%	13.06%	4%	11.33%	4%	6.72%
Pennsylvania	4%	8.41%	4%	7.29%	4%	5.05%
New Jersey	4%	13.31%	4%	11.63%	4%	5.95%
Ohio	3%	6.94%	3%	7.06%	3%	5.49%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-force:	June 30, 2009	% of Total	March 31, 2009	% of Total	June 30, 2008	% of Total
Lender concentration (by original applicant)	$33,578		$34,806		$36,038
Top 10 lenders	16,495		17,183		17,232
Top 20 lenders	19,736		20,552		20,974

Loan-to-value ratio
95.01% and above	$8,456	25%	$8,794	25%	$9,417	26%
90.01% to 95.00%	11,457	34	11,924	34	12,097	34
80.01% to 90.00%	12,974	39	13,419	39	13,494	37
80.00% and below	691	2	669	2	1,030	3

Total	$33,578	100%	$34,806	100%	$36,038	100%

Loan grade
Prime	$29,914	89%	$30,970	89%	$31,816	88%
A minus and sub-prime	3,664	11	3,836	11	4,222	12

Total	$33,578	100%	$34,806	100%	$36,038	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$31,918	95%	$33,130	95%	$33,552	93%
Bulk	685	2	629	2	752	2
Adjustable rate mortgage
Flow	885	3	955	3	1,115	3
Bulk	90	—	92	—	619	2
Second mortgages	—	—	—	—	—	—

Total	$33,578	100%	$34,806	100%	$36,038	100%

Type of documentation
Alt-A
Flow	$1,211	4%	$1,290	4%	$1,467	4%
Bulk	275	1	279	1	337	1
Standard(2)
Flow	31,592	94	32,795	94	33,200	92
Bulk	500	1	442	1	1,034	3

Total	$33,578	100%	$34,806	100%	$36,038	100%

Mortgage term
15 years and under	$376	1%	$372	1%	$430	1%
More than 15 years	33,202	99	34,434	99	35,608	99

Total	$33,578	100%	$34,806	100%	$36,038	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	As of June 30, 2009
Policy Year	Average Rate	Primary Insurance In-force	% of Total	Primary Risk In-force	% of Total
1998 and Prior	7.99%	$1,781	1.1%	$462	1.4%
1999	7.32%	666	0.4	171	0.5
2000	8.23%	413	0.3	104	0.3
2001	7.44%	1,583	1.0	398	1.2
2002	6.61%	3,867	2.5	919	2.7
2003	5.63%	16,045	10.3	2,535	7.6
2004	5.87%	8,811	5.7	1,929	5.8
2005	5.98%	13,586	8.8	3,401	10.1
2006	6.56%	21,564	13.9	4,540	13.5
2007	6.66%	45,446	29.3	9,717	28.9
2008	6.22%	34,730	22.4	8,483	25.3
2009	5.07%	6,741	4.3	919	2.7

Total	6.32%	$155,233	100.0%	$33,578	100.0%

Occupancy and Property Type	As of June 30, 2009	As of March 31, 2009
Occupancy Status % of Primary Risk In-force
Primary residence	92.9%	92.9%
Second home	4.2	4.2
Non-owner occupied	2.9	2.9

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.5%	85.6%
Condominium and co-operative	11.2	11.1
Multi-family and other	3.3	3.3

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679		FICO 620 - 679(1)		FICO < 620		Total
	2009		2009		2009		2009
Primary Risk In-force	Q2	Q1	Q2	Q1	Q2	Q1	Q2	Q1
Total Primary Risk In-force	$21.3	$22.0	$9.7	$10.1	$2.6	$2.7	$33.6	$34.8
Delinquency rate(2)	7.0%	6.0%	16.0%	14.0%	26.5%	23.6%	10.8%	9.5%
2009 policy year	$0.8	$0.5	$0.1	$—	$—	$—	$0.9	$0.5
Delinquency rate	—%	—%	0.5%	—%	1.8%	—%	0.1%	—%
2008 policy year	$6.5	$6.8	$1.7	$1.7	$0.3	$0.3	$8.5	$8.8
Delinquency rate	2.9%	2.2%	8.8%	7.1%	21.0%	18.2%	4.7%	3.7%
2007 policy year	$5.5	$5.8	$3.2	$3.3	$1.0	$1.1	$9.7	$10.2
Delinquency rate	12.0%	10.0%	19.8%	17.1%	32.1%	28.4%	16.6%	14.2%
2006 policy year	$2.6	$2.7	$1.5	$1.6	$0.5	$0.5	$4.6	$4.8
Delinquency rate	13.8%	12.0%	21.1%	18.8%	27.7%	25.2%	17.3%	15.3%
2005 policy year	$2.0	$2.1	$1.1	$1.2	$0.3	$0.3	$3.4	$3.6
Delinquency rate	8.6%	7.4%	16.6%	14.8%	22.9%	20.3%	12.3%	10.8%
2004 and prior policy years	$3.9	$4.1	$2.1	$2.3	$0.5	$0.5	$6.5	$6.9
Delinquency rate	3.9%	3.4%	12.9%	11.5%	20.7%	18.9%	7.6%	6.7%

Fixed rate mortgage	$20.7	$21.4	$9.4	$9.8	$2.5	$2.6	$32.6	$33.8
Delinquency rate	6.5%	5.6%	15.6%	13.6%	26.3%	23.4%	10.4%	9.1%
Adjustable rate mortgage	$0.6	$0.6	$0.3	$0.3	$0.1	$0.1	$1.0	$1.0
Delinquency rate	26.3%	24.2%	28.3%	27.5%	35.0%	35.2%	27.5%	26.1%

LTV > 95%	$4.3	$4.4	$3.2	$3.3	$1.0	$1.1	$8.5	$8.8
Delinquency rate	6.9%	5.7%	18.1%	15.6%	31.4%	27.8%	14.3%	12.3%
Alt-A(3)	$1.0	$1.1	$0.4	$0.4	$0.1	$0.1	$1.5	$1.6
Delinquency rate	24.7%	21.9%	34.8%	32.1%	31.6%	31.7%	27.0%	24.3%
Interest only and option ARMs	$2.2	$2.3	$0.8	$0.9	$0.1	$0.1	$3.1	$3.3
Delinquency rate	26.6%	23.4%	36.5%	33.1%	42.3%	40.1%	29.3%	26.1%

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	June 30, 2009	March 31, 2009	June 30, 2008
GSE Alt-A
Risk in-force	$331	$336	$340
Average FICO score	720	720	718
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	23%	23%	22%
Stop loss	100%	100%	100%
Deductible	81%	81%	81%

Portfolio(2)
Risk in-force	$—	$—	$524
Average FICO score	—	—	723
Loan-to-value ratio	—%	—%	76%
Standard documentation(1)	—%	—%	97%
Stop loss	—%	—%	100%
Deductible	—%	—%	22%

FHLB
Risk in-force	$359	$297	$408
Average FICO score	754	750	744
Loan-to-value ratio	75%	75%	69%
Standard documentation(1)	96%	95%	86%
Stop loss	87%	83%	91%
Deductible	100%	100%	100%

Other
Risk in-force	$85	$88	$99
Average FICO score	691	691	717
Loan-to-value ratio	92%	92%	93%
Standard documentation(1)	96%	96%	96%
Stop loss	10%	9%	11%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$775	$721	$1,371

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

(2)	Coverage underlying the Portfolio deals was no longer in-force as of December 31, 2008.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			June 30, 2009			March 31, 2009
Book Year(2)	Original Book RIF ($B)	Progression to Attachment Point	Current RIF ($B)	Ever-to-Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever-to-Date Incurred Losses ($MM)	Captive Benefit ($MM)
2004		0-50%	$0.6	$36		$0.8	$37
2004		50-75%	0.4	28		0.2	19
2004		75-99%	—	3		0.1	5
2004		Attached	0.1	7		—	5

2004 Total	$3.5		$1.1	$74	$1	$1.1	$66	$—

2005		0-50%	$—	$1		$0.1	$1
2005		50-75%	0.1	5		0.1	3
2005		75-99%	—	—		0.2	16
2005		Attached	2.1	300		1.9	248

2005 Total	$4.4		$2.2	$306	27	$2.3	$268	28

2006		0-50%	$0.1	$1		$0.1	$1
2006		50-75%	—	—		—	1
2006		75-99%	—	2		0.1	4
2006		Attached	2.6	495		2.6	440

2006 Total	$4.1		$2.7	$498	16	$2.8	$446	23

2007		0-50%	$—	$1		$0.1	$2
2007		50-75%	0.1	2		0.1	6
2007		75-99%	0.1	6		—	3
2007		Attached	5.4	791		5.6	700

2007 Total	$6.7		$5.6	$800	32	$5.8	$711	65

2008		0-50%	$1.3	$14		$1.5	$12
2008		50-75%	1.1	33		1.0	26
2008		75-99%	0.1	3		0.1	3
2008		Attached	0.4	18		0.4	18

2008 Total	$3.2		$2.9	$68	—	$3.0	$59	3

Captive Benefit In Quarter ($MM)					$76			$119

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2009(2)			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1	$1	$2	$5	$5	$6	$5	$21
Net investment income	2	(1)	1	(1)	6	14	20	39
Net investment gains (losses)	(26)	(18)	(44)	(4)	(32)	(33)	(10)	(79)
Insurance and investment product fees and other	8	2	10	37	(2)	2	2	39

Total revenues	(15)	(16)	(31)	37	(23)	(11)	17	20

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	(1)	(1)	—	1	1	—	2
Acquisition and operating expenses, net of deferrals	14	9	23	41	(6)	13	6	54
Amortization of deferred acquisition costs and intangibles	2	3	5	4	3	1	2	10
Interest expense	66	62	128	69	68	63	58	258

Total benefits and expenses	82	73	155	114	66	78	66	324

LOSS BEFORE INCOME TAXES	(97)	(89)	(186)	(77)	(89)	(89)	(49)	(304)
Benefit from income taxes	(10)	(62)	(72)	(42)	(63)	(7)	—	(112)

NET LOSS	(87)	(27)	(114)	(35)	(26)	(82)	(49)	(192)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	16	12	28	3	23	20	7	53
Expenses related to reorganization, net of taxes	—	—	—	4	—	—	—	4

NET OPERATING LOSS	$(71)	$(15)	$(86)	$(28)	$(3)	$(62)	$(42)	$(135)

Effective tax rate (operating loss)	1.9%	79.1%	40.0%	58.1%	91.5%	7.5%	—%	37.7%

(1)	Includes inter-segment eliminations.
(2)

In the first quarter of 2009, we began reporting the results of our equity access business in our long-term care business included in our Retirement and Protection segment. Our equity access business was previously reported in Corporate and Other activities. The amounts associated with this business were not material and the prior period amounts have not been re-presented.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Investments Summary

(amounts in millions)

		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$23,107	35%	$20,951	32%	$22,189	33%	$23,591	34%	$25,724	35%
Private fixed maturity securities		8,235	12	7,706	12	7,782	11	9,406	14	9,791	13
Mortgage-backed securities (MBS):	Residential mortgage-backed securities(1)	1,894	3	1,839	3	2,159	3	2,627	4	2,554	3
	Commercial mortgage-backed securities	3,279	5	3,243	4	3,383	5	4,177	6	4,245	6
	Small balance commercial mortgage-backed securities	259	—	362	1	330	1	453	1	513	1
Asset-backed securities (ABS):	Residential mortgage-backed securities(1)	285	1	389	1	582	1	758	1	952	1
	Other non-residential collateral	1,869	3	1,818	3	2,017	3	2,554	4	2,880	4
	Small balance asset-backed securities	40	—	67	—	63	—	83	—	89	—
Tax exempt		2,388	4	2,463	4	2,370	4	2,415	3	2,315	3
Non-investment grade fixed maturity securities		2,966	5	2,481	4	1,996	3	2,660	4	2,824	4
Equity securities:
Common stocks and mutual funds		113	—	107	—	100	—	107	—	71	—
Preferred stocks		139	1	114	—	134	—	202	—	338	1
Commercial mortgage loans		7,872	12	8,023	12	8,262	12	8,447	12	8,573	12
Policy loans		2,087	3	1,842	3	1,834	3	1,822	3	1,806	2
Cash, cash equivalents and short-term investments		6,845	10	8,163	13	8,447	12	5,367	8	5,983	8
Securities lending		958	2	1,069	2	1,469	2	1,674	2	1,836	3
Other invested assets:	Limited partnerships(2)	610	1	658	1	715	1	716	1	701	1
	Derivatives:
	LTC forward starting swap—cash flow	188	1	354	1	501	1	799	1	747	1
	Other cash flow	76	—	68	—	120	—	41	—	38	—
	Fair value	170	—	231	—	277	—	99	—	101	—
	Equity index options—non-qualified	110	—	154	—	152	—	256	1	217	—
	LTC swaptions—non-qualified	161	—	527	1	780	1	—	—	—	—
	Other non-qualified	485	1	427	1	385	1	43	—	25	—
	Trading portfolio	163	—	156	—	169	—	222	—	237	1
	Counterparty collateral	833	1	1,248	2	1,605	3	693	1	478	1
	Other	80	—	89	—	119	—	105	—	112	—

Total invested assets and cash		$65,212	100%	$64,549	100%	$67,940	100%	$69,317	100%	$73,150	100%

Public Fixed Maturity Securities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$9,188	28%	$8,934	29%	$9,651	30%	$10,649	30%	$11,245	30%
1	Aa	5,105	15	4,417	15	4,542	14	5,223	15	7,133	19
1	A	10,261	31	9,618	31	10,653	33	10,528	30	11,044	29
2	Baa	6,798	20	6,218	20	6,111	19	7,332	20	6,588	17
3	Ba	1,278	4	971	3	844	3	1,096	4	1,299	4
4	B	447	1	399	1	381	1	556	1	524	1
5	Caa and lower	205	1	187	1	101	—	93	—	97	—
6	In or near default	2	—	3	—	1	—	1	—	10	—
Not rated	Not rated	—	—	17	—	13	—	13	—	24	—

	Total public fixed maturity securities	$33,284	100%	$30,764	100%	$32,297	100%	$35,491	100%	$37,964	100%

Private Fixed Maturity Securities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$1,334	12%	$1,389	13%	$1,458	14%	$1,985	15%	$2,296	16%
1	Aa	986	9	959	9	1,065	10	1,296	10	1,944	14
1	A	3,244	30	3,233	31	3,268	31	4,180	31	3,851	28
2	Baa	4,440	40	4,070	38	4,127	39	4,871	37	4,962	36
3	Ba	801	7	775	8	596	6	827	6	710	5
4	B	128	1	102	1	54	—	48	1	126	1
5	Caa and lower	53	1	14	—	4	—	3	—	27	—
6	In or near default	52	—	13	—	1	—	1	—	5	—
Not rated	Not rated	—	—	—	—	1	—	22	—	2	—

	Total private fixed maturity securities	$11,038	100%	$10,555	100%	$10,574	100%	$13,233	100%	$13,923	100%

(1) We do not have any material exposure to residential mortgage-backed securities CDOs.
(2) Limited partnerships by type:
Distressed bond and equity fund		$90		$109		$132		$153		$156
Real estate		236		258		294		283		286
Infrastructure		147		152		149		139		126
Private equity		77		78		75		76		76
Mezzanine		37		37		41		40		31
Strategic equity		7		8		8		9		10
Strategic funds		7		7		7		7		7
Oil and gas		9		9		9		9		9

		$610		$658		$715		$716		$701

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government sponsored entities	$1,249	3%	$994	2%	$905	2%	$679	1%	$531	1%
Tax exempt	2,406	5	2,464	6	2,371	6	2,417	5	2,372	5
Foreign government	1,854	4	1,672	4	1,760	4	2,226	5	2,796	5
U.S. corporate	19,691	44	18,142	44	19,074	45	20,738	43	22,228	43
Foreign corporate	10,874	25	9,814	24	9,976	23	11,681	24	12,411	24
Mortgage-backed securities (MBS): Residential mortgage-backed securities	2,162	5	2,063	5	2,253	5	2,695	5	2,613	5
Commercial mortgage-backed securities	3,373	8	3,323	8	3,428	8	4,243	9	4,352	8
Small balance commercial mortgage-backed securities	259	1	362	1	330	1	453	1	513	1
Asset-backed securities (ABS): Residential mortgage-backed securities	482	1	556	1	684	1	914	2	1,099	3
Other non-residential collateral	1,930	4	1,857	5	2,027	5	2,595	5	2,883	5
Small balance asset-backed securities	42	—	72	—	63	—	83	—	89	—

Total fixed maturity securities(1)	$44,322	100%	$41,319	100%	$42,871	100%	$48,724	100%	$51,887	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,496	30%	$7,676	29%	$8,773	32%	$10,422	34%	$12,062	38%
Utilities and energy	6,360	22	5,831	22	5,741	21	5,893	19	6,021	18
Consumer—non-cyclical	3,422	12	3,334	13	3,243	12	3,294	11	3,385	10
Consumer—cyclical	1,461	5	1,496	6	1,317	5	1,531	5	1,584	5
Capital goods	1,655	6	1,621	6	1,837	6	1,958	7	2,022	6
Industrial	1,244	4	1,160	4	1,277	4	1,516	5	1,485	5
Technology and communications	1,592	6	1,501	6	1,584	6	1,601	5	1,717	5
Transportation	1,201	4	1,109	4	1,111	4	1,246	4	1,313	4
Other	3,070	11	2,507	10	2,686	10	3,037	10	3,060	9

Subtotal	$28,501	100%	$26,235	100%	$27,569	100%	$30,498	100%	$32,649	100%

Non-Investment Grade:
Finance and insurance	$501	24	$334	19%	$183	12%	$236	12%	$104	5%
Utilities and energy	222	11	202	12	159	11	204	11	198	10
Consumer—non-cyclical	255	12	275	16	232	16	321	17	413	21
Consumer—cyclical	151	7	112	7	179	12	206	11	229	11
Capital goods	363	18	321	19	198	13	193	10	212	11
Industrial	290	14	238	14	272	18	392	20	395	20
Technology and communications	180	9	163	9	186	13	274	14	349	17
Transportation	62	3	59	3	57	4	77	4	58	3
Other	40	2	17	1	15	1	18	1	32	2

Subtotal	$2,064	100%	$1,721	100%	$1,481	100%	$1,921	100%	$1,990	100%

Total	$30,565	100%	$27,956	100%	$29,050	100%	$32,419	100%	$34,639	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$1,764	4%	$1,677	4%	$1,715	4%	$2,162	4%	$2,213	4%
Due after one year through five years	11,429	26	10,048	24	10,091	24	11,529	24	12,279	24
Due after five years through ten years	7,334	17	7,081	17	7,241	17	8,198	17	8,854	17
Due after ten years	15,547	35	14,280	35	15,039	35	15,852	32	16,992	33

Subtotal	36,074	82	33,086	80	34,086	80	37,741	77	40,338	78
Mortgage and asset-backed	8,248	18	8,233	20	8,785	20	10,983	23	11,549	22

Total fixed maturity securities	$44,322	100%	$41,319	100%	$42,871	100%	$48,724	100%	$51,887	100%

(1) The following table sets forth the fair value of our fixed maturity securities by pricing source as of the date indicated:

	June 30, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$36,655	83%
Priced via broker indicative market prices	1,078	2
Priced via internally developed models	6,589	15

Total fixed maturity securities	$44,322	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$70	$63	$103	$29	$265	$31	$13	$2	$—	$46
AA	21	27	6	3	57	25	21	—	17	63
A	36	38	2	—	76	26	56	8	—	90
BBB	2	3	—	—	5	24	4	6	—	34
BB	—	—	—	—	—	12	15	32	—	59
B	—	—	—	—	—	4	5	30	—	39
CCC and lower	—	—	—	—	—	7	17	33	15	72

Total	$129	$131	$111	$32	$403	$129	$131	$111	$32	$403

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do not have any material exposure to mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Fair Value by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$73	$70	$127	$35	$305	$33	$33	$20	$—	$86
AA	20	34	12	10	76	25	14	1	22	62
A	44	44	3	—	91	34	60	25	8	127
BBB	2	3	—	—	5	30	12	19	1	62
BB	—	—	—	—	—	4	6	12	2	24
B	—	—	—	—	—	5	7	24	5	41
CCC and lower	—	—	—	—	—	8	19	41	7	75

Total	$139	$151	$142	$45	$477	$139	$151	$142	$45	$477

Net Unrealized Losses by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$(57)	$(39)	$(129)	$(31)	$(256)	$(18)	$(4)	$—	$—	$(22)
AA	(23)	(83)	(27)	(32)	(165)	(19)	(27)	(1)	(18)	(65)
A	(21)	(80)	(12)	—	(113)	(19)	(78)	(7)	—	(104)
BBB	(1)	(5)	—	—	(6)	(20)	(19)	(9)	—	(48)
BB	—	—	—	—	—	(12)	(18)	(42)	—	(72)
B	—	—	—	—	—	(6)	(12)	(48)	(2)	(68)
CCC and lower	—	—	—	—	—	(8)	(49)	(61)	(43)	(161)

Total	$(102)	$(207)	$(168)	$(63)	$(540)	$(102)	$(207)	$(168)	$(63)	$(540)

(1)	We do not have any 2009 or 2008 vintage mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans.

The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	June 30, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$353	87%
Priced via broker indicative market prices	3	1
Priced via internally developed models	47	12

Total sub-prime investments	$403	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$93	$110	$70	$35	$308	$54	$4	$1	$—	$59
AA	8	31	5	2	46	2	44	5	—	51
A	7	9	1	—	17	18	23	1	6	48
BBB	2	1	2	—	5	28	3	2	—	33
BB	—	—	—	—	—	2	22	16	7	47
B	—	—	—	—	—	1	32	34	3	70
CCC and lower	—	—	—	—	—	5	23	19	21	68

Total	$110	$151	$78	$37	$376	$110	$151	$78	$37	$376

Fair Value by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$102	$98	$67	$34	$301	$101	$4	$1	$—	$106
AA	13	41	10	1	65	2	45	5	—	52
A	15	27	—	—	42	10	26	—	7	43
BBB	3	2	1	—	6	18	4	1	—	23
BB	—	—	—	—	—	—	25	14	6	45
B	—	—	—	—	—	—	32	34	2	68
CCC and lower	—	—	—	—	—	2	32	23	20	77

Total	$133	$168	$78	$35	$414	$133	$168	$78	$35	$414

Net Unrealized Losses by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(1)	2004 and Prior	2005	2006	2007	Total(1)
AAA	$(28)	$(81)	$(56)	$(53)	$(218)	$(13)	$(2)	$—	$—	$(15)
AA	(22)	(65)	(3)	1	(89)	(1)	(32)	(3)	—	(36)
A	(40)	(16)	(3)	—	(59)	(4)	(14)	(3)	(4)	(25)
BBB	(2)	(2)	(11)	—	(15)	(27)	(10)	(11)	—	(48)
BB	—	—	—	—	—	(12)	(50)	(5)	(10)	(77)
B	—	—	—	—	—	(3)	(36)	(36)	(2)	(77)
CCC and lower	—	—	—	—	—	(32)	(20)	(15)	(36)	(103)

Total	$(92)	$(164)	$(73)	$(52)	$(381)	$(92)	$(164)	$(73)	$(52)	$(381)

(1)	We do not have any 2009 or 2008 vintage mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans.

The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	June 30, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$327	87%
Priced via broker indicative market prices	—	—
Priced via internally developed models	49	13

Total Alt-A investments	$376	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Additional Information on Commercial Mortgage-backed Securities(1)

(amounts in millions)

Fair Value by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$1,842	$357	$371	$344	$2,914	$1,857	$348	$396	$249	$2,850
AA	62	27	138	54	281	55	56	96	94	301
A	75	52	52	51	230	68	20	63	53	204
BBB	42	13	42	11	108	63	22	43	55	183
BB	34	—	—	—	34	40	13	13	5	71
B	17	—	—	—	17	8	—	5	4	17
CCC and lower	25	10	13	—	48	6	—	—		6

Total	$2,097	$459	$616	$460	$3,632	$2,097	$459	$616	$460	$3,632

Fair Value by Vintage as of March 31, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$1,820	$351	$397	$335	$2,903	$1,834	$343	$421	$279	$2,877
AA	61	23	166	71	321	48	67	137	78	330
A	71	54	76	55	256	65	24	89	56	234
BBB	41	13	39	14	107	70	11	29	54	164
BB	32	—	—	—	32	37	6	12	4	59
B	17	—	—	—	17	9	—	4	4	17
CCC and lower	25	10	14	—	49	4	—	—	—	4

Total	$2,067	$451	$692	$475	$3,685	$2,067	$451	$692	$475	$3,685

Net Unrealized Losses by Vintage as of June 30, 2009:

	Original Rating					Current Rating
S&P Equivalent Rating	2004 and Prior	2005	2006	2007	Total(2)	2004 and Prior	2005	2006	2007	Total(2)
AAA	$(124)	$(72)	$(170)	$(197)	$(563)	$(117)	$(59)	$(181)	$(106)	$(463)
AA	(52)	(48)	(175)	(106)	(381)	(42)	(45)	(135)	(126)	(348)
A	(49)	(59)	(107)	(116)	(331)	(50)	(38)	(95)	(95)	(278)
BBB	(32)	(25)	(48)	(39)	(144)	(54)	(45)	(55)	(90)	(244)
BB	(38)	—	—	—	(38)	(37)	(18)	(38)	(23)	(116)
B	(4)	—	—	—	(4)	(4)	—	(8)	(18)	(30)
CCC and lower	(5)	(1)	(12)	—	(18)	—	—	—	—	—

Total	$(304)	$(205)	$(512)	$(458)	$(1,479)	$(304)	$(205)	$(512)	$(458)	$(1,479)

(1)	Includes small balance commercial mortgage-backed securities.
(2)	We do not have any 2009 or 2008 vintage commercial mortgage-backed securities.

As of June 30, 2009, 42% of our commercial mortgage-backed securities related to loans with fixed interest rates and 58% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in our fixed maturity securities portfolio was 63%. The following table sets forth the fair value of these investments by pricing source as of the date indicated:

	June 30, 2009
	Fair Value	% of Total
Priced via industry standard pricing methodologies	$3,237	89%
Priced via indicative market prices	135	4
Priced via internally developed models	260	7

Total commercial mortgage-backed securities	$3,632	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,065	26%	$2,093	26%	$2,137	26%	$2,192	26%	$2,247	27%
South Atlantic	1,864	24	1,901	24	1,958	24	1,984	23	1,990	23
Middle Atlantic	1,040	13	1,049	13	1,083	13	1,090	13	1,109	13
East North Central	766	10	779	10	791	10	810	10	826	10
Mountain	684	9	697	9	746	9	775	9	783	9
West South Central	343	4	348	4	357	4	378	5	386	4
West North Central	400	5	411	5	434	5	437	5	451	5
East South Central	241	3	247	3	252	3	261	3	267	3
New England	495	6	520	6	520	6	533	6	526	6

Subtotal	7,898	100%	8,045	100%	8,278	100%	8,460	100%	8,585	100%

Allowance for losses	(33)		(29)		(23)		(21)		(20)
Unamortized fees and costs	7		7		7		8		8

Total	$7,872		$8,023		$8,262		$8,447		$8,573

Property Type
Office	$2,097	26%	$2,125	26%	$2,182	26%	$2,233	26%	$2,271	26%
Industrial	2,047	26	2,099	26	2,143	26	2,178	26	2,220	26
Retail	2,286	29	2,320	29	2,393	29	2,420	29	2,446	28
Apartments	855	11	881	11	902	11	1,629	19	988	12
Mixed use/other	613	8	620	8	658	8	—	—	660	8

Subtotal	7,898	100%	8,045	100%	8,278	100%	8,460	100%	8,585	100%

Allowance for losses	(33)		(29)		(23)		(21)		(20)
Unamortized fees and costs	7		7		7		8		8

Total	$7,872		$8,023		$8,262		$8,447		$8,573

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,265	41%	$3,314	41%	$3,399	41%	$3,463	41%	$3,511	42%
$5 million but less than $10 million	1,783	23	1,853	23	1,946	24	1,966	23	2,011	23
$10 million but less than $20 million	1,460	19	1,481	19	1,513	18	1,616	19	1,645	19
$20 million but less than $30 million	335	4	337	4	358	4	360	4	362	4
$30 million and over	1,047	13	1,049	13	1,050	13	1,054	13	1,055	12

Subtotal	7,890	100%	8,034	100%	8,266	100%	8,459	100%	8,584	100%

Net premium/discount	8		11		12		1		1

Total	$7,898		$8,045		$8,278		$8,460		$8,585

	June 30, 2009		March 31, 2009		December 31, 2008		Septemer 30, 2008		June 30, 2008
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$29		$23		$21		$20		$21
Provisions	4		6		2		1		—
Releases	—		—		—		—		(1)

Ending balance	$33		$29		$23		$21		$20

Commercial Mortgage Loan Information by Vintage

(loan amounts in millions)

As of June 30, 2009

Loan Year	Total Loan Balance	Delinquent Loan Balance	Number of Loans	Number of Delinquent Loans	Average Balance per Loan	Average Balance per Delinquent Loan	Average Loan-to-Value(1)
2004 and prior	$2,798	$—	1,098	—	$3	$—	44%
2005	1,653	—	325	—	$5	$—	55%
2006	1,559	—	294	—	$5	$—	61%
2007	1,560	—	205	—	$8	$—	69%
2008	298	—	61	—	$5	$—	68%
2009	22	—	235	—	$—	$—	51%

Total	$7,890	$—	2,218	—	$4	$—	56%

(1)	Represents loan-to-value at origination.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$604	$623	$1,227	$684	$715	$715	$764	$2,878
Fixed maturity securities—non-taxable	28	30	58	29	29	26	25	109
Commercial mortgage loans	109	114	223	121	123	136	143	523
Equity securities	3	3	6	4	5	10	10	29
Other invested assets	26	8	34	8	20	22	18	68
Limited partnerships(1)	(33)	(107)	(140)	(35)	(31)	(10)	6	(70)
Policy loans	52	44	96	40	43	40	39	162
Cash, cash equivalents and short-term investments	14	17	31	30	36	41	25	132

Gross investment income before expenses and fees	803	732	1,535	881	940	980	1,030	3,831
Expenses and fees	(22)	(21)	(43)	(24)	(22)	(27)	(28)	(101)

Net investment income	$781	$711	$1,492	$857	$918	$953	$1,002	$3,730

Annualized Yields
Fixed maturity securities—taxable	5.2%	5.4%	5.3%	5.6%	5.5%	5.4%	5.7%	5.6%
Fixed maturity securities—non-taxable	4.6%	4.6%	4.6%	4.5%	4.7%	4.5%	4.6%	4.6%
Commercial mortgage loans	5.5%	5.6%	5.5%	5.8%	5.8%	6.2%	6.4%	6.1%
Equity securities	3.6%	4.6%	4.1%	4.9%	5.0%	10.3%	11.2%	8.2%
Other invested assets	7.6%	1.8%	4.4%	2.2%	10.9%	11.7%	10.9%	7.1%
Limited partnerships(1)	-21.3%	-62.1%	-42.4%	-19.5%	-17.7%	-5.9%	3.3%	-10.3%
Policy loans	10.5%	9.6%	10.0%	9.0%	9.4%	9.2%	9.4%	9.2%
Cash, cash equivalents and short-term investments	0.7%	0.8%	0.8%	1.7%	2.6%	3.3%	2.9%	2.5%

Gross investment income before expenses and fees	4.7%	4.2%	4.4%	4.9%	5.2%	5.4%	5.8%	5.3%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	4.6%	4.1%	4.3%	4.8%	5.1%	5.3%	5.6%	5.2%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(9)	$(28)	$(37)	$(5)	$(78)	$(6)	$(1)	$(90)
U.S. government, agencies and government sponsored entities	—	—	—	—	5	6	—	11
Foreign corporate	(1)	(1)	(2)	(3)	(4)	8	—	1
Foreign government	1	2	3	9	7	7	2	25
Tax exempt	—	1	1	—	—	3	—	3
Mortgage-backed securities (MBS)	(2)	4	2	(6)	2	—	—	(4)
Asset-backed securities (ABS)	(8)	—	(8)	(4)	—	(1)	—	(5)
Equity securities	1	—	1	(1)	(18)	—	1	(18)
Foreign exchange	—	—	—	1	—	—	—	1

Total net realized gains (losses) on available-for-sale securities	(18)	(22)	(40)	(9)	(86)	17	2	(76)

Impairments:
Sub-prime residential mortgage-backed securities:
AA	—	(11)	(11)	(3)	—	—	(2)	(5)
A	—	(1)	(1)	(2)	(3)	(8)	(3)	(16)
BBB	(3)	(3)	(6)	(18)	(2)	(4)	(8)	(32)
Below BBB	(23)	(33)	(56)	(99)	(44)	(40)	(15)	(198)
Alt-A residential mortgage-backed securities:			—
AAA	—	—	—	—	(5)	—	—	(5)
AA	(6)	(6)	(12)	(16)	(5)	(4)	—	(25)
A	(1)	(18)	(19)	(27)	(7)	(16)	(20)	(70)
BBB	—	(1)	(1)	(16)	(12)	(5)	(10)	(43)
Below BBB	(11)	(58)	(69)	(38)	(26)	(35)	(17)	(116)

Total sub-prime and Alt-A residential mortgage-backed securities	(44)	(131)	(175)	(219)	(104)	(112)	(75)	(510)

Prime residential mortgage-backed securities:
AA	—	(12)	(12)	—	—	—	—	—
A	(1)	(8)	(9)	(32)	(2)	(5)	(5)	(44)
BBB	—	(3)	(3)	(13)	(1)	(3)	(1)	(18)
Below BBB	(18)	(1)	(19)	(26)	(4)	—	—	(30)
Change in intent:
Alt-A	—	—	—	—	(30)	(55)	—	(85)
Sub-prime	—	—	—	—	(19)	(159)	—	(178)
Prime	—	—	—	—	(4)	(1)	—	(5)
Automobile	—	—	—	—	(2)	—	—	(2)
Other mortgage-backed securities	—	—	—	(1)	—	—	(1)	(2)
Other asset-backed securities	(2)	(9)	(11)	(2)	(2)	—	—	(4)
Commercial mortgage-backed securities (CMBS):
A	—	(9)	(9)	—	—	—	(3)	(3)
BBB	—	—	—	(1)	(2)	—	(1)	(4)
Below BBB	(6)	(10)	(16)	(4)	(4)	(1)	(3)	(12)
Corporate fixed maturity securities	(1)	(37)	(38)	(206)	(131)	(20)	(32)	(389)
Financial hybrid securities	(4)	(155)	(159)	—	(14)	—	—	(14)
Retained interest on securitized assets	(23)	—	(23)
Foreign government fixed maturity securities	—	—	—	(13)	—	—	—	(13)
Limited partnerships	—	—	—	—	(1)	—	—	(1)
Equity securities	—	(13)	(13)	(11)	(56)	(3)	—	(70)
Commercial mortgage loans	—	—	—	(1)	—	—	—	(1)

Total impairments	(99)	(388)	(487)	(529)	(376)	(359)	(121)	(1,385)

Net unrealized gains (losses) on trading securities	7	(8)	(1)	(18)	(6)	1	(5)	(28)
Derivative instruments	75	(79)	(4)	473	(60)	6	(22)	397
Bank loans	4	—	4	(13)	(3)	—	(2)	(18)
Commercial mortgage loans held-for-sale market valuation allowance	(3)	(4)	(7)	(1)	—	(1)	1	(1)

Net investment gains (losses), net of taxes	(34)	(501)	(535)	(97)	(531)	(336)	(147)	(1,111)

Adjustments for DAC and other intangible amortization and certain benefit reserves, net of taxes	(25)	18	(7)	8	53	15	19	95

Net investment gains (losses), net of taxes and other adjustments	$(59)	$(483)	$(542)	$(89)	$(478)	$(321)	$(128)	$(1,016)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
GAAP Basis ROE
Net income (loss) for the twelve months ended(1)	$(1,098)	$(1,157)	$(572)	$(73)	$524
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,057	$12,242	$12,486	$12,613	$12,633
GAAP Basis ROE(1) divided by(2)	-9.1%	-9.5%	-4.6%	-0.6%	4.1%

Operating ROE
Net operating income for the twelve months ended(1)	$36	$239	$469	$990	$1,138
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,057	$12,242	$12,486	$12,613	$12,633
Operating ROE(1) divided by(2)	0.3%	2.0%	3.8%	7.8%	9.0%

	Three months ended
Quarterly Average ROE	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
GAAP Basis ROE
Net income (loss) for the period ended(3)	$(50)	$(469)	$(321)	$(258)	$(109)
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,683	$11,758	$12,153	$12,467	$12,688
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	-1.7%	-16.0%	-10.6%	-8.3%	-3.4%

Operating ROE
Net operating income (loss) for the period ended(3)	$9	$14	$(207)	$220	$212
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,683	$11,758	$12,153	$12,467	$12,688
Annualized Operating Quarterly Basis ROE(3) divided by(4)	0.3%	0.5%	-6.8%	7.1%	6.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (loss) (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) divided by average ending stockholders’ equity.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) and net operating income (loss) from page 10 herein.
(2)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations, for the most recent five quarters.

(3)	Net income (loss) and net operating income (loss) from page 8 herein.
(4)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Reconciliation of Expense Ratio

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$456	$441	$897	$566	$515	$551	$528	$2,160
Total revenues(2)	$2,483	$1,734	$4,217	$2,629	$2,168	$2,398	$2,753	$9,948

Expense ratio(1) divided by(2)	18.4%	25.4%	21.3%	21.5%	23.8%	23.0%	19.2%	21.7%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$456	$441	$897	$566	$515	$551	$528	$2,160
Less wealth management business	55	52	107	59	67	67	67	260
Less lifestyle protection insurance business(a)	160	153	313	191	200	216	200	807
Less expenses related to reorganization(b)	—	—	—	31	—	—	—	31

Adjusted acquisition and operating expenses, net of deferrals(3)	$241	$236	$477	$285	$248	$268	$261	$1,062

Total revenues	$2,483	$1,734	$4,217	$2,629	$2,168	$2,398	$2,753	$9,948
Less wealth management business	67	63	130	71	86	86	87	330
Less lifestyle protection insurance business	334	305	639	338	370	431	418	1,557
Less net investment gains (losses)	(53)	(756)	(809)	(143)	(789)	(518)	(226)	(1,676)

Adjusted total revenues(4)	$2,135	$2,122	$4,257	$2,363	$2,501	$2,399	$2,474	$9,737

Adjusted expense ratio(3) divided by(4)	11.3%	11.1%	11.2%	12.1%	9.9%	11.2%	10.5%	10.9%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses of $7 million associated with our reorganization announced in the fourth quarter of 2008.
(b)	Includes severance and other employee related expenses associated with our reorganization announced in the fourth quarter of 2008.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Reconciliation of Core Premiums

(amounts in millions)

	2009			2008
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,502	$1,502	$3,004	$1,616	$1,735	$1,709	$1,717	$6,777
Less retirement income—spread-based premiums	38	47	85	105	181	111	167	564
Less impact of changes in foreign exchange rates	(92)	(120)	(212)	(103)	16	60	65	38

Core premiums	$1,556	$1,575	$3,131	$1,614	$1,538	$1,538	$1,485	$6,175

Reported premium percentage change from prior year	-12.1%	-12.5%	-12.3%	-3.2%	8.4%	10.3%	13.6%	7.1%
Core premium percentage change from prior year	1.2%	6.1%	3.6%	5.1%	3.8%	10.0%	9.4%	7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Reconciliation of Core Yield

		2009			2008
	(Assets - amounts in billions)	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$65.2	$64.5	$65.2	$67.9	$69.3	$73.1	$73.3	$67.9
	Subtract:
	Securities lending	1.0	1.1	1.0	1.5	1.7	1.8	2.4	1.5
	Unrealized gains (losses)	(4.4)	(7.0)	(4.4)	(6.3)	(4.4)	(2.3)	(1.6)	(6.3)
	Derivative counterparty collateral	0.8	1.2	0.8	1.6	0.6	0.5	0.7	1.6

	Adjusted end of period invested assets	$67.8	$69.2	$67.8	$71.1	$71.4	$73.1	$71.8	$71.1

(A)	Average Invested Assets used in Reported and Core Yield Calculation	$68.5	$70.2	$69.4	$71.3	$72.3	$72.5	$71.6	$71.8
	Subtract: portfolios supporting floating products	10.7	11.6	11.2	12.6	13.6	14.1	14.1	13.5

(B)	Average Invested Assets used in Core Yield (excl. Floating) Calculation	$57.8	$58.6	$58.2	$58.7	$58.7	$58.4	$57.5	$58.3

	(Income—amounts in millions)
(C)	Reported—Net Investment Income	$781	$711	$1,492	$857	$918	$953	$1,002	$3,730
	Subtract:
	Bond calls and commercial mortgage loan prepayments	4	11	15	5	3	13	12	33
	Reinsurance(1)	26	8	34	11	16	19	15	61
	Other non-core items(2)	1	4	5	(5)	5	2	(1)	1

(D)	Core Net Investment Income	750	688	1,438	846	894	919	976	3,635
	Subtract: investment income from portfolios supporting floating products	29	23	52	87	111	121	164	483

(E)	Core Net Investment Income (excl. Floating)	$721	$665	$1,386	$759	$783	$798	$812	$3,152

(C)/(A)	Reported Yield	4.56%	4.05%	4.30%	4.81%	5.08%	5.26%	5.60%	5.19%
(D)/(A)	Core Yield	4.38%	3.92%	4.15%	4.75%	4.95%	5.07%	5.45%	5.06%
(E)/(B)	Core Yield (excl. Floating)	4.99%	4.54%	4.77%	5.18%	5.34%	5.47%	5.65%	5.41%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents imputed investment income related to a reinsurance agreement in our lifestyle protection insurance business. Includes a $17 million reclassification adjustment in the second quarter of 2009 to interest expense related to our reinsurance arrangements accounted for under the deposit method as these arrangements were in a loss position.

(2)	Includes mark-to-mark adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poor’s (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A	A	A2	A-
Genworth Life Insurance Company (short-term rating)	Not rated	A-1	P-1	Not rated
Genworth Life and Annuity Insurance Company	A	A	A2	A-
Genworth Life and Annuity Insurance Company (short-term rating)	Not rated	A-1	P-1	Not rated
Genworth Life Insurance Company of New York	A	A	A2	A-
Continental Life Insurance Company of Brentwood, Tennessee	A-	Not rated	Not rated	A-
American Continental Insurance Company	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BBB+	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Baa2
Genworth Residential Mortgage Insurance Corporation of NC	BBB+	Baa2
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aa3.mx

Our principal lifestyle protection insurance subsidiaries are rated by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2009

Industry Ratings (continued)

A.M. Best states that its “A” (Excellent) and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. An insurer rated “A” (Strong) has strong financial security characteristics and an insurer rated “BBB” (Good) has good financial security characteristics. The “AA,” “A” and “BBB” ranges are the second-, third- and fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-” , “BBB+” and “BBB” ratings are the fourth-, sixth-, seventh-, eighth- and ninth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2” and “Baa2” ratings are the fifth-, sixth- and ninth-highest, respectively, of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. Given the restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com